                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                           Gilbert Associates, Inc.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                           Gilbert Associates, Inc.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                           GILBERT ASSOCIATES, INC.

                      P.O. BOX 1498   READING, PA. 19603

          NOTICE OF ANNUAL MEETING OF HOLDERS OF CLASS B COMMON STOCK
                           TO BE HELD JUNE 26, 1996


    Notice is hereby given that the Annual Meeting of holders of Class B Common Stock of GILBERT ASSOCIATES, INC. (the "Company") will be held at The Sheraton Berkshire Hotel, Woodland & Paper Mill Road, Wyomissing, Pennsylvania, on Wednesday, June 26, 1996 at 11:00 o'clock in the morning (local time):

     For the election of  seven (7) directors of the Company;

     To consider a proposal to approve the adoption of the 1996 Long Term Incentive Plan;

     To consider a proposal to approve the adoption of the Stock Purchase Assistance Plan;

     To consider a proposal to approve the adoption of the Directors' Stock Option Plan;

     To consider a proposal to amend the Certificate of Incorporation to authorize the issuance of preferred stock;

     To consider a proposal to amend the Certificate of Incorporation to reduce the number of authorized shares of Gilbert Associates, Inc. stock;

     To consider the proposal to ratify the Board of Directors' selection of Arthur Andersen LLP as independent auditors for the year 1996; and

     For the transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     ONLY HOLDERS OF RECORD OF ISSUED AND OUTSTANDING SHARES OF CLASS B COMMON STOCK OF THE COMPANY AT THE CLOSE OF BUSINESS ON APRIL 30, 1996 ARE ENTITLED TO NOTICE OF, AND TO VOTE AT, THE MEETING. Such stockholders may vote in person or by proxy. The stock transfer books of the Company will not be closed.


                      By order of the Board of Directors

                                                       Thomas F. Hafer

                                                                 Secretary

Dated: Reading, Pennsylvania
       June 4, 1996


     STOCKHOLDERS ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME BY A WRITTEN INSTRUMENT SIGNED IN THE SAME MANNER AS THE PROXY AND RECEIVED BY THE SECRETARY OF THE COMPANY AT OR BEFORE THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY BY VOTING IN PERSON.

                           GILBERT ASSOCIATES, INC.

                      P.O. BOX 1498    READING, PA. 19603
                                (610) 856-5500


              PROXY STATEMENT ON BEHALF OF THE BOARD OF DIRECTORS
                      FOR ANNUAL MEETING - JUNE 26, 1996



     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Gilbert Associates, Inc. (the "Company") for use at the Annual Meeting of holders of Class B Common Stock of the Company to be held at The Sheraton Berkshire Hotel, Woodland & Paper Mill Roads, Wyomissing, Pennsylvania, at 11:00 A.M. on Wednesday, June 26, 1996, and at any adjournment thereof. The Proxy Statement and form of Proxy are first being sent or given to stockholders on or about June 4, 1996.

     Only holders of record at the close of business on April 30, 1996 of the outstanding shares of the Company's Class B Common Stock are entitled to vote at the meeting. The holders of a majority of the stock issued and outstanding and entitled to vote there at, present in person or represented by proxy, shall be requisite for and shall constitute a quorum. Only directors of the Company, "active employees" of the Company and its subsidiaries in which the Company owns, directly or indirectly, 100% of the voting shares, and certain trusts for the benefit of such employees, are entitled to hold Class B Common Stock. On April 30, 1996, there were outstanding of record 392,521 shares of the Company's Class B Common Stock. Such eligible stockholders are entitled on all matters to cast one vote for each share held of record. In addition, there were outstanding of record on such date 5,889,832 shares of the Company's Class A Common Stock, excluding treasury shares. Holders of Class A Common Stock are not eligible to vote at the meeting.

     If the enclosed Proxy is appropriately marked, signed and returned in time to be voted at the meeting, the shares represented by the Proxy will be voted in accordance with the instructions marked thereon. Signed Proxies not marked to the contrary will be voted (i) for the election of directors, (ii) for the proposal to approve the adoption of the 1996 Long Term Incentive Plan, (iii) for the proposal to approve the Stock Purchase Assistance Plan, (iv) for the proposal to approve the Directors' Stock Option Plan, (v) for the proposal to amend the Certificate of Incorporation to authorize the issuance of preferred stock, (vi) for the proposal to amend the Certificate of Incorporation to reduce the number of authorized shares of Gilbert Associates, Inc. stock, (vii) for the proposal to ratify the Board of Directors' selection of Arthur Andersen LLP as independent auditors for the year 1996 and (viii) as the proxy holders may in their discretion determine, on any other matter which may properly come before the meeting or any adjournment or adjournments thereof.

     Directors are elected by the affirmative vote of a plurality of the votes of the shares entitled to vote, present in person or represented by proxy. With respect to the election of directors, votes may be cast in favor of or withheld from the nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect thereon. There is no cumulative voting in the election of directors. Abstentions with respect to any proposal other than the election of directors will have the same effect as votes against the proposal, because the approval requires a vote in favor of the proposal by a majority of the shares entitled to vote, present in person or represented by proxy. Abstentions and broker non-votes (described below) are counted in determining the total number of shares entitled to vote and present in person or represented by proxy. Broker non-votes, which occur when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the beneficial owner has not checked one of the boxes on the proxy card, will have no effect on the outcome of any of the matters to be voted upon at the meeting.

     STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 29, 1995, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FROM THOMAS F. HAFER, SECRETARY OF THE COMPANY, AT GILBERT ASSOCIATES, INC., P.O. BOX 1498, READING, PA 19603, (610) 856-5500.

1.   ELECTION OF DIRECTORS


A.   NOMINEES FOR DIRECTOR

     At the meeting, seven directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. It is the intention of the persons in the accompanying Proxy to vote all shares represented thereby for the election of the seven nominees listed below. Any stockholder who wishes to withhold from the proxy holder's authority to vote for the election of one or more directors may do so by marking his Proxy to that effect. Should any nominee become unable to accept nomination or election, the proxy holders may exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. The Board of Directors, however, has no reason to believe that any of the nominees listed below will be unable to serve as a director. Elections of directors are to be determined by a plurality vote.

     Each of the nominees is now a director of the Company. His present position with the Company as well as certain other information are set forth below:

                                                                          Year In Which
                                                                          First Became
         Name                  Age           Position With Company          Director
         ----                  ---           ---------------------          --------
John W. Boyer, Jr..........     67                  -----                     1984
Timothy S. Cobb............     54      Chairman of the Board, President      1993
                                          and Chief Executive Officer
Donald E. Lyons............     66                  -----                     1989
Alexander F. Smith.........     67                  -----                     1970
Paul H. Snyder.............     49          Vice President and Chief          1995
                                                Financial Officer
James A. Sutton............     61                  -----                     1986
Donald K. Wilson, Jr.......     60                  -----                     1990

     Mr. Boyer retired in May 1993 as Chairman of Philadelphia Suburban Corporation whose principal subsidiary, Philadelphia Suburban Water Company, is a regulated water utility. Mr. Boyer served in various senior executive positions with that company since 1981. He is a director of Philadelphia Suburban Corporation, Betz Laboratories, Inc. and Rittenhouse Trust Company. Since 1993, Mr. Boyer has been Distinguished Visiting Professor of Finance, Eastern College, St. Davids, Pennsylvania.

     Mr. Cobb has been Chairman of the Board since July 1995, Chief Executive Officer of the Company since March 1994, and President and Chief Operating Officer of the Company since October 1993. He served as President of Gilbert/Commonwealth, Inc., then a subsidiary of the

Company, from January 1991 to September 1993 and as President of GAI-Tronics, a subsidiary of the Company, from June 1988 to December 1991.

     For five years prior to his retirement in 1987, Mr. Lyons served as Chief Executive Officer and President of the Power Systems Group of Combustion Engineering, Inc., a supplier of technology, equipment and services to the power and process industries. Mr. Lyons is also a director of Nuclear Support Services, Inc.

     For more than five years prior to his retirement as President in October 1993 and as Chief Executive Officer of the Company in March of 1994, Mr. Smith served as President and Chief Executive Officer of the Company. Mr. Smith also serves as a director of Stratton Monthly Dividend Shares, Inc., Stratton Growth Fund, Inc. and Stratton Small Cap Yield Fund.

     Mr. Snyder has been Chief Financial Officer of the Company since August 1995. He served as Vice President and Chief Financial Officer of The Dreyfus Corporation from August 1994 until joining the Company. For more than five years prior to joining Dreyfus, Mr. Snyder served as Senior Vice President and Chief Financial Officer of Mellon PSFS, a division of Mellon Bank Corporation.

     Mr. Sutton is Chairman of the Board of Directors of UGI Corporation, a diversified Pennsylvania-based natural gas and electric utility with non-utility operations in propane. He has served in various executive positions with UGI since 1982. Mr. Sutton is also Chairman of the Board of Directors of Amerigas Propane Inc.

     Mr. Wilson retired in 1994 as Executive Vice President of The Hartford Steam Boiler Inspection and Insurance Company, which is engaged in insurance underwriting, investments and engineering. Mr. Wilson had served in various executive positions with that company since 1970. He is also a director of Mechanics Savings Bank in Hartford, Connecticut, and Spencer Turbine Company in Windsor, Connecticut. He is presently serving as a consultant with American Phoenix Corporation of Connecticut.

B.   MEETINGS AND COMMITTEES OF DIRECTORS

     The Board of Directors held a total of ten regular and special meetings during 1995. Each incumbent director attended at least 75% of the total number of meetings of the Board and committees of the Board held while he was a member thereof.

     The Board of Directors has established the following committees:

     An audit committee consisting of J. A. Sutton, Chairman, D. E. Lyons and D.
K. Wilson, Jr., which held two meetings in 1995. This committee is primarily concerned with the effectiveness of the Company's internal financial control systems and of the audits of the Company's financial statements by the Company's independent accountants. Its duties include recommending the selection of independent accountants; reviewing the scope of audits to be conducted by independent accountants and internal auditors and the results of such audits; and appraising the Company's financial reporting activities and accounting policies.

     An executive development committee consisting of J. W. Boyer, Jr., Chairman, J. W. Stratton/1/ and J. A. Sutton, which held five meetings in 1995. The committee assists the Board in structuring compensation and incentive plans for management, and assists management in the review of candidates, succession and development of directors, officers and management. Its duties include

________________________
/1/ Mr. Stratton, who has been a Director of the Company since 1984, has informed the Company of his decision not to stand for reelection to the Board.

reviewing and recommending to the Board compensation and other benefits for directors, officers and management; serving as any committee required by incentive compensation plans for such Company personnel; and reviewing with the Chief Executive Officer the internal organization and key manpower planning and development of the Company.

     A finance committee consisting of J. W. Stratton, Chairman, D. E. Lyons and
D. K. Wilson, Jr., which held one meeting in 1995. The committee assists the Board in its duties relating to capital structure and expenditures, financial plans, allocation of assets, cash management and dividend policy. It also assists the Board and corporate officials in obtaining and maintaining good working relationships with financial institutions.

     The Board of Directors has not formed a separate standing nominating committee.

C.   BENEFICIAL OWNERSHIP OF EQUITY SECURITIES BY CERTAIN PERSONS

     As of March 31, 1996, the number and percentage of equity securities of the Company beneficially owned by (i) each of the current directors and nominees for director, (ii) each Executive Officer named in the Summary Compensation Table below, (iii) all Executive Officers and directors of the Company as a group and
(iv) all five percent (5%) stockholders are set forth in the following table:

                                             Class B           Percentage        Class A         Percentage
          Individuals                      Common Stock       of Class (1)     Common Stock      Of Class(1)
          -----------                     ----------------    ------------     ------------     -------------
J. W. Boyer, Jr.......................          ---               ---             1,500              *
T. S. Cobb............................       35,669(2)(3)         7.9               ---              ---
T. F. Hafer...........................       11,888(2)(3)         2.6               ---              ---
D. E. Lyons...........................        2,960                 *               ---              ---
A. F. Smith...........................       70,818              15.7             5,426(4)           *
P. H. Snyder..........................        6,432(3)            1.4               ---              ---
J. W. Stratton........................          ---               ---             2,500              *
J. A. Sutton..........................        2,166                 *               266              *
D. K. Wilson, Jr......................        1,895                 *               ---              ---

All Executive Officers and directors
 as a group...........................      131,828              29.3             9,692              *

Bankers Trust Company                       237,723(5)           52.8               ---              ---

R. S. Newlan                                 47,311(6)           10.5               ---              ---
G. E. Troendle                               48,328(6)           10.7               ---              ---


________________________
Note: This table does not include shares of restricted Class B stock granted to Messrs. Cobb, Snyder and Hafer on March 15, 1996. The awards of 18,500, 6,000 and 6,000, respectively, were authorized and approved by the Board of Directors subject to, and contingent upon, Stockholder approval at the June 26, 1996 Annual Meeting. Also not reflected in this table are approximately 40,000 shares of the Company's stock, held by former employees of the Company's subsidiary, United Energy Services Corporation (UESC). Due to the ongoing wind-down of UESC's operations, the approximately 40,000 shares of Class B Common Stock held by former UESC employees converted to Class A shares of Common Stock.

(1) Asterisks indicate beneficial ownership of less than 1% of the outstanding shares of the class.

(2) Includes options held by Mr. Cobb and Mr. Hafer to purchase 22,075 shares and 6,375 shares, respectively, of Class B Common Stock, either currently exercisable or exercisable within 60 days of March 31, 1996.

(3) Includes shares purchased on behalf of Mr. Cobb, Mr. Snyder and Mr. Hafer under the Company's Stock Purchase Program from contributions made through March 31, 1996 and the Payroll Stock Ownership portion of the Retirement Savings Plan.

(4) Includes 468 shares owned of record and beneficially by Mr. Smith's wife, as to which shares he disclaims beneficial ownership.

(5) Bankers Trust Company, 280 Park Avenue, New York, New York 10017 has advised the Company that at March 31, 1996 it held through controlled nominees 237,723 shares of the Company's Class B Common Stock, or 52.8% of the class then outstanding, as trustee on behalf of employees pursuant to various employee benefit plans of the Company.

(6) The shares owned by R.S. Newlan and G.E. Troendle, respectively, President and Executive Vice President of Resource Consultants, Inc., 1960 Gallows Road, Vienna, Virginia 22182, a subsidiary of the Company, include (i) options held by Messrs. Newlan and Troendle to purchase 13,625 shares and 10,575 shares, respectively, of Class B Common Stock exercisable within 60 days and (ii) shares purchased on each of their behalves under the Company's Stock Purchase Program and the Company's Retirement Savings Plan from contributions made through March 31, 1996.


D.   EXECUTIVE COMPENSATION AND OTHER INFORMATION

Board Committee Report on Executive Compensation


     The Executive Development Committee of the Board assists the Board in structuring compensation arrangements and incentive plans for the officers and senior management of the Company. Decisions on compensation and the grant of incentives are generally made by the three-member Committee, each of whom is a non-employee director. All decisions by the Committee relating to the compensation and incentives for the Company's officers are submitted to the full Board for ratification or revision. Set forth below is the Committee's report on the 1995 compensation of the Executive Officers of the Company.

  Compensation Policies Toward Executive Officers

     In December 1989, the Committee undertook an in-depth review and revision of the Company's compensation policies for the officers and management of the Company and its subsidiaries. During that year Sibson & Company, Inc., compensation consultants, were retained to study and report on the Company's existing compensation practices.


     As a result, the Committee determined that, for 1990 and subsequent years, the compensation policy of the Company would be as follows:


 .    Salary will be the basic compensation mechanism.

 .    The Annual Incentive Bonus Program, discussed below, will be used to provide specific growth oriented incentives and reward above normal performance.

 .    Grants of stock options will be used to align management's interests with stockholders' interests and encourage long-term investment and interest in overall Company performance.

 .    Other programs will be used to encourage ownership and retention of Company stock by management personnel and employees generally.

     The Committee applies these policies directly to the Executive Officers, presidents of the Company's subsidiaries and certain other management personnel. The Committee also reviews the compensation policies and practices of the subsidiaries for general alignment and appropriateness across and between subsidiary units. The Committee engaged Sibson & Company to upgrade its earlier study during 1994 and 1995, and the compensation consultants recommended continuation of the basic program as outlined above through 1995.

  Relationship of Performance Under Compensation Plans

     Salaries

     Each year the Committee examines the salaries of the officers of the Company. These are compared with information available about salaries in the Company's industry, inflation and the performance of the individuals. Depending upon the officer involved, the Committee may utilize salary information relating to comparable companies or companies in other businesses in which subsidiaries of the Company are engaged. The companies used for these purposes include some, but not all, of the companies in the Peer Group shown in the tabular representation of the performance graph below. As necessary, a number of other companies not included in such index are also used. The various factors considered are not formally weighted and the Committee uses subjective judgment in making its decisions.

     If a salary increase is deemed justified, it is recommended to the Board. Mr. Cobb's percentage increase for 1995 was 7.1%. Mr. Hafer's increase of 13.9% for 1995 was higher than usual due to the increased salary associated with his promotion to Vice President in September 1995. Mr. Itin retired from the Company in April of 1995 and Mr. Snyder joined the Company in August of 1995. The salary levels for Mr. Cobb and the other Executive Officers were approximately at the industry median.

     Annual Bonus Program

     In addition to the Executive Officers, the officers and key management of the Company and its subsidiaries participate in an annual bonus program. Under the program, incentive bonus awards are made annually based on performance measured against predetermined targets. For 1995, the targets for Executive Officers were based on achieving both current financial performance objectives, and strategic and operational objectives relating to longer term earnings, with greater weight being given to the current financial performance objectives. In 1995, the current financial performance objectives were based upon earnings per share of the Company.

     In 1995, Mr. Cobb had a bonus opportunity equal to 100% of his salary. He was awarded a bonus of 25.5% of his salary. Mr. Hafer had a bonus opportunity equal to 50% of his salary in 1995. He was awarded a bonus of 27.1% of his salary. Mr. Snyder's bonus was 31.6% of his annual 1995 salary which was agreed upon as a condition of joining the Company.

     Stock Incentive Plan

     In 1995, stock options were granted to 9 employees, managers and officers of the Company and its subsidiaries. The Executive Officers and others each received options potentially exercisable for shares of the Company's common stock. The options granted to Mr. Cobb represented 43.2% of the total options granted. The grants to Mr. Cobb and the others were based primarily on each recipient's position and individual performance although factors are not formally weighted and the Committee uses subjective judgment in making award grants. Options become exercisable based upon criteria established by the Committee. The options granted in 1995 cannot be exercised for at least two years following the grant and are exercisable over fixed periods, none exceeding ten years from the date of grant. The exercise price for each option was equal to the market price of the stock at the time the option was granted.

     It is the intent of the Company that stock purchased as a result of exercise of any such options will be held as a long-term personal asset. The Company believes that this will better align management's interest with stockholders' interests in the future performance of the Company; however, there are no contractual or other restrictions limiting the disposition of such stock.

                        EXECUTIVE DEVELOPMENT COMMITTEE

JOHN W. BOYER, JR., CHAIRMAN          JAMES W. STRATTON        JAMES A. SUTTON

PERFORMANCE GRAPH

     The following graph shows the cumulative total stockholder return on the Company's common stock over the last five fiscal years as compared to the returns of the NASDAQ Market Index and those companies contained within the Standard Industry Code which must file an Annual Report with the Securities and Exchange Commission and are publicly traded. The graph assumes $100 was invested on December 30, 1990 in each company involved and all dividends are reinvested.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                                     Cumulative Total Return
                            ----------------------------------------
                            12/90  12/91  12/92  12/93  12/94  12/95

Gilbert Associates, Inc.     100     89     91     73     71     66

PEER GROUP                   100    104     89     74     53     74

NASDAQ STOCK MARKET - US     100    161    187    215    210    296

                      (PERFORMANCE GRAPH TO BE INSERTED)

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table shows, for fiscal 1993, 1994 and 1995, the cash compensation paid by the Company, as well as other compensation paid or accrued for those years, to the Executive Officers of the Company in all capacities in which they served:

                          Summary Compensation Table

                                                                               Long-Term
                                                                              Compensation
                                                                              ------------
                                                           Annual              Securities
                                                        Compensation           Underlying           All Other
          Name and                                      ------------
      Principal Position                 Year      ($)Salary    ($)Bonus     Options/SAR's(1)    ($)Compensation
      ------------------                 ----      ---------  ----------     ----------------   ----------------
T. S. Cobb................                1995      $374,998     $95,700        60,000              28,904 (2)
 President & Chief                        1994       358,762      77,000        10,000              13,904
 Executive Officer                        1993       284,538      30,700         2,500              17,733

P. H. Snyder                                1995        69,420      60,000        10,000         30,357  (2)
   Vice President and                       1994           ---         ---           ---            ---
   Chief Financial Officer                  1993           ---         ---           ---            ---

T. F. Hafer                                 1995       169,808      50,200        14,000         23,904  (2)
   Vice President, General                  1994       147,389      27,000         1,500         12,173
   Counsel and Secretary                    1993       129,166       7,400           750          9,818

J. R. Itin                                  1995       149,940         ---           ---        193,720  (2)(4)
   (former Vice President                   1994       272,541      49,500         2,500         28,446
   and Chief Financial                      1993       262,515      44,000         2,500         35,176
   Officer) (3)

____________
(1)  See Note 1 to 1994 Stock Option Grants table below.

(2) Includes: (a) for Mr. Cobb, Mr. Snyder, Mr. Hafer, and Mr. Itin Company contributions of $10,500, $4,421, $10,500 and $6,759, respectively, to their accounts under the Company's Retirement Savings Plan and $3,404, $1,736, $3,404 and $2,019, respectively, to their accounts in the Company's Stock Purchase Program; (b) for Mr. Itin, $8,300, as the above market portion of interest credits on salary deferred under a deferred compensation arrangement with the Company; (c) for Mr. Snyder, a one-time incentive bonus of $20,000 granted as a condition of his employment upon joining the Company; and (d) for Mr. Cobb, Mr. Snyder and Mr. Hafer, taxable expense reimbursements of $15,000, $4,200 and $10,000, respectively.

(3) Mr. Itin retired as Vice President, Chief Financial Officer and a Director of the Company in April 1995.

(4) Includes $140,000 paid to Mr. Itin in connection with his retirement, and $36,642 paid by the Company pursuant to the Company's Benefit Equalization Plan (See "Employment Contracts and Termination of Employment Arrangements" below).


STOCK OPTIONS


     The following table contains information concerning the stock options granted to Executive Officers during 1995 under the Company's 1989 Stock Option
Plan:

                     Options/SAR Grants in Last Fiscal Year

                                     Individual Grants                                Potential Realizable
                 --------------------------------------------------------------
                                 Percent of                                             Value at Assumed
                  Number of        Total                                                 Annual Rates of
                 Securities     Options/SAR's                                              Stock Price
                 Underlying      Granted to                                              Appreciation for
                Options/SAR's    Employees in      Exercise Price    Expiration           Option Term ($)
                                                                                    -------------------------
   Name          Granted(1)          1995           Per Share ($)     Date              5%           10%
   ----          ----------      -------------      -------------   ----------      ----------   ---------
T. S. Cobb         30,000            21.6              13.25          4/28/02         161,783      377,228
                   30,000            21.6              12.50          7/28/05         235,875      597,750

T. F. Hafer         7,000             5.0              13.25          4/28/02          37,749       88,020
                    7,000             5.0              12.50          7/28/05          55,038      139,475

P. H. Snyder       10,000             7.2              12.00           8/7/05          75,480      191,280

J. R. Itin            ---             ---                ---              ---             ---          ---

_____________
(1) All options have been granted under the 1989 Gilbert Stock Option Plan and are exercisable for Class B Common Stock. The exercise price is the fair market value of the stock on the date of grant.


Aggregate Option Exercises and Year-End Values


     The following table shows stock options exercised by Executive Officers during 1995, including the aggregate value of any gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of December 29, 1995. Also shown are the values for "in-the-money" options which represent the positive spread between the exercise price of outstanding stock options and the year-end price of Company common stock ($12.50).

             Aggregated Option/SAR Exercises in Last Fiscal Year,
                         and FY-End Option/SAR Values

                                                           Number of
                                                           Securities
                                                           Underlying       Value of Unexercised
                                                          Unexercised       In-the-Money Options/
                                                          Options/SARs            SARs at
                                                         at FY-End (#)           FY-End ($)
                       Shares
                      Acquired                            Exercisable/          Exercisable/
     Name            on Exercise       Value Realized   Unexercisable(1)      Unexercisable(1)
     ----            -----------       --------------   ----------------      ----------------
T. S. Cobb               ----                ----         16,375/ 70,000         ---- / ----
T. F. Hafer              ----                ----          4,875/ 15,500         ---- / ----
P. H. Snyder             ----                ----          ---- / 10,000         ---- / 5,000
J. R. Itin              18,750              28,125         ---- /  2,500         ---- / ----

____________
(1) Future exercise is subject to continued employment by the Company for up to three years, subject to acceleration for retirement, death or total disability.

COMPENSATION COMMITTEE INTERLOCKS

     There were no Executive Development Committee interlocks during 1995.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     The Company has no formal contracts of employment with its Executive Officers. In 1989, the Board of Directors adopted a Benefit Equalization Plan which provides Mr. Itin and others with supplemental retirement income. None of the current Executive Officers are presently entitled to receive benefits under the Plan. Payments under the Plan are made only to the extent that income from Social Security, the Company-paid portions of Company retirement plans, and retirement income plans of other employers do not equal 50% of an individual's average annual salary for the three highest paid years. Mr. Itin began receiving annual benefits of $73,284 upon his retirement in

July, 1995. The Plan is unfunded and terminates for an individual upon termination of employment for any reason other than retirement, death or disability.


     The deferred compensation arrangement and the Benefit Equalization Plan referenced in the Summary Compensation Table (Notes 2 and 4 respectively) provide that, in the event of a change of control of the Company, as defined in such plan, the payments due to Mr. Itin will be accelerated. The accelerated payments are essentially the present value of the stream of payments which would have been made had there been no such change of control.


DIRECTOR COMPENSATION


     Each Board member, other than officers of the Company or its subsidiaries, receives an annual retainer of $18,000; committee chairmen receive an additional $5,000. Each such director also receives $1,000 for each committee or Board meeting attended. Directors may, at their election, defer receipt of payment of directors' fees. Deferred directors' fees accrue interest at the prime rate of interest charged by a major New York money center bank.


2.   PROPOSAL TO APPROVE THE ADOPTION OF THE 1996 LONG TERM INCENTIVE PLAN


     On February 28, 1996, the Board of Directors of the Company adopted the Long-Term Incentive Plan as approved and recommended by the Executive Development Committee of the Board, subject to stockholder approval.


     The following general description of certain features of the Plan is qualified in its entirety by reference to the complete text of the Plan which appears as Exhibit A to this Proxy Statement.


Summary of the Plan

Purposes


     The purposes of the Plan are to provide incentive compensation to officers, executives and other key employees who contribute to the growth and success of the Company and its Subsidiaries; to attract and retain individuals of outstanding ability; and to align the interests of such officers, executives and other key employees with the interests of the Company's stockholders.


Term


     The Plan is effective March 15, 1996, subject to approval by the stockholders of the Company, and will terminate ten years thereafter. No awards may be granted after that date; however, Awards outstanding on that date may be exercised and/or paid in accordance with their terms.


Administration


     The Plan is to be administered by a committee of three or more members of the Board of Directors (the "Committee"). Each member of the committee is required to be a "disinterested person," within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, as well as an "outside director," within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board's Executive Development Committee will initially serve as the Plan's committee. Subject to the terms of the Plan, the Committee will have the exclusive authority to interpret, administer and make determinations under the Plan, including the exclusive authority to select Participants and make Awards. The Committee also will have the authority to establish rules and regulations for purposes of administering the Plan.

Participation and Awards


     Participation in the Plan is limited to employees holding positions of significant responsibility or whose performance or potential will benefit the future success of the Company and who are selected from time to time by the Committee. The granting of Awards under the Plan is at the discretion of the Committee; therefore, it is not possible to indicate which employees may receive Awards under the Plan in the future or the amount of the Awards. Approximately 40 employees are initially eligible for selection by the Committee to receive Awards, however, additional participants may be added as is necessary or appropriate based upon the size and structure of the Company. Stock options, restricted stock and other Awards were granted under the Plan in early 1996 subject to shareholder approval of the Plan. See "New Plan Benefits," below.


Types of Awards


     Awards under the Plan may be in the form of any of the following: (A) Non-statutory Stock Options and Incentive Stock Options; (B) Stock Appreciation Rights; (C) Restricted Stock; (D) Stock Equivalent Units; (E) Dividend Equivalents; (F) Performance Units; and (G) Other Stock-Based Awards.


Shares Available for Awards and Closing Quotation


     The maximum number of shares of stock (Class A or Class B Common Stock, or both) which may be issued for all purposes under the Plan is 500,000. Of this total amount, the number of shares available for Awards in the form of Restricted Stock is 230,000. The maximum number of shares subject to Options and/or Stock Appreciation Rights under the Plan awarded to any one Participant may not exceed twenty percent (20%) of the number of shares available under the Plan, and no more than 40,000 shares of Restricted Stock may be awarded to any one Participant in any one year. Shares of Common Stock with respect to the unexercised or undistributed portion of any terminated or forfeited Award, and shares of Common Stock tendered in payment of the purchase price of Common Stock subject to option, may be reissued under the Plan.


     As of March 15, 1996, the price of the Company's Class A Common Stock as reported on NASDAQ was $12.50 (based upon the March 15, 1996 Wall Street Journal reflecting the closing price as of March 14, 1996).


Stock Options


     The Plan provides that the Option Price pursuant to which Common Stock may be purchased will be not less than 100% of the fair market value of the Company's Class A Common Stock on the date the Stock Option is awarded. The term of each Option, which may not exceed ten (10) years, will be fixed by the Committee and evidenced in an Award Agreement. Payment of the Option Price may be made in cash, check, through the delivery of shares of Common Stock ("Owned Shares") having fair market value on the exercise date equal to the Option Price or such other method as may be permitted by the Committee, including but not limited to a promissory note of the Participant and the simultaneous exercise of Stock Options and sale of Common Stock acquired upon the exercise of such Stock Options pursuant to a brokerage arrangement. Awards of certain Stock Options also may include Reload Options. A Reload Option is a Stock Option to purchase shares of Common Stock equal to the number of shares of Common Stock delivered in payment of the exercise price (including, in the discretion of the Committee, the number of shares tendered to the Company to satisfy any withholding tax liability arising upon exercise) and is deemed to be granted upon such delivery without further action by the Committee. A Reload Option is subject to the same terms of the original Stock Option, including the term thereof; however, the exercise price of the Reload Option must equal the fair market value of the Class A Common Stock on the date of grant of the Reload Option.

Stock Appreciation Rights


     The Committee may award SARs either free standing as an additional right or in conjunction with any other Award as an alternative right. The exercise of a Stock Option granted in conjunction with an SAR terminates the related SAR to the extent of the shares acquired upon exercise of the Stock Options. Conversely, the exercise of an SAR granted in conjunction with a Stock Option terminates the related Stock Option to the extent of the shares with respect to which such SAR is exercised. The exercise of an additional SAR has no effect on the exercisability of any other Award, and the exercise of any other Award has no effect on the exercisability of an additional SAR.


     Upon the exercise of an SAR, the Participant will receive the excess of the Fair Market Value of a share of Common Stock on the exercise date over 100% of the fair market value of a share of Common Stock on the date the Award was made.


Restricted Stock


     The Committee may make Awards of Restricted Stock on such terms, conditions and restrictions as it determines, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, and other measurements of individual, business unit, or Company performance (including earnings per share, net profits, total shareholder return, cash flow, return on shareholders' equity and cumulative return on net assets employed). Such terms and conditions may include the manner in which such Restricted Stock is held, the extent to which the holder of such shares has rights of a stockholder and the circumstances under which such shares will be forfeited. None of the shares subject to a Restricted Stock Award may be assigned, transferred, pledged or sold by the Participant until the termination of restrictions relating thereto.


Stock Equivalent Units


     The Committee may make Awards of Stock Equivalent Units on such terms, conditions and restriction as it determines, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, and other measurements of individual, business unit, or Company performance (including earnings per share, net profits, total shareholder return, cash flow, return on shareholders' equity and cumulative return on net assets employed). Such terms and conditions may include the manner in which such Stock Equivalent units are held and the circumstances under which such units will be forfeited. A Stock Equivalent Unit is an Award unit having a value equivalent to the Fair Market Value of one share of Common Stock, the value of which fluctuates with that of the Common Stock from which such unit derives its value.


     The Committee intends to establish performance criteria associated with grants of Stock Equivalent Units to Participants who may be "covered employees," as such term is defined in Section 162(m) of the Code, which are intended to qualify under such section with regard to preserving the Company's tax deduction for certain compensation paid in excess of $1 million, as discussed below under the heading "Income Tax Aspects of the Plan." No more than 25,000 Stock Equivalent Units may be granted to any Participant in any one year.


Dividend Equivalents


     The Committee may provide in the Award Agreement that Awards accrue Dividend Equivalents that shall accrue and be payable, subject to any additional conditions or limitations imposed by the Committee, in the amount of and at such times as dividends are paid by the Company on shares of Common Stock.

Performance Units


     The Committee may make Awards of Performance Units, which are based on the attainment over a specified period of specific business objectives and other measures of individual, business unit or Company performance, as it may determine, including but not limited to, earnings per share, total shareholder return, cash flow, return on shareholders' equity, and cumulative return on net assets employed.


     The Committee intends to establish performance criteria associated with grants of Performance Units to Participants who may be "covered employees," as such term is defined in Section 162 of the Code, which are intended to qualify under such section with regard to preserving the Company's tax deduction for certain compensation paid in excess of $1 million, as discussed below under the heading "Income Tax Aspects of the Plan." The maximum amount that may be paid to any Participant in any one year with respect to an Award of Performance Units shall be $500,000.


Other Stock-Based Awards


     The Committee may grant other stock-based Awards under the Plan that provide the Participants with Common Stock or the right to purchase Common Stock, or provide other incentive Awards that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in or convertible into shares of Common Stock.

Settlement of Awards


     At the Committee's discretion, Awards may be settled in cash, shares of Common Stock, other awards, or in combinations thereof. The Committee may also require or permit Participants to defer the issuance of shares or the settlement of Awards in cash under such rules and procedures as it may establish. The Committee may determine the manner in which Federal, state or local tax withholding obligations of the Company will be satisfied including, but not limited to, the reduction in the amount of stock or cash to be delivered or paid to the Participant or reimbursement by the Participant in cash.


Income Tax Aspects of the Plan

$1 Million Limitation on Deductibility


     The performance goals established for awards of Performance Units and Stock Equivalent Units are intended to qualify such Awards as "performance-based compensation" as defined in Section 162(m) of the Code in order to preserve tax deductions by the Company with respect to any such compensation in excess of $1 million paid to "covered employees," i.e., the Company's Chief Executive Officer and the four highest compensated other executive officers of the Company who are officers on the last day of the year in question.


     To qualify stock options and SARs as "performance-based compensation" for Federal Income tax purposes, the Plan limits the total number of shares of Common Stock subject to Stock Options and/or SARs awarded to any one Participant as set forth above.


     Unless made subject to the attainment of performance goals with respect to one or more of the performance criteria described above, awards of Restricted Stock to covered employees will not qualify as "performance-based compensation" and will be subject to the limitation on deductibility under Section 162(m) of the Code.

Federal Income Tax Consequences


     The rules governing the tax treatment of Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Equivalent Units, Dividend Equivalents and Performance Units are complex. Therefore, the description of the Federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their applications may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the Federal income tax laws.


     Incentive Stock Options. With respect to ISOs, generally, the Participant will recognize no taxable gain or loss when the ISO is granted or exercised, and upon exercise, the spread between the fair market value and the exercise price will be an item of tax preference for purposes of the Participant's alternative minimum tax.


     If the shares acquired upon the exercise of an ISO are held for at least one year after exercise and two years after grant (the "Holding Periods"), the Participant will recognize any gain or loss realized upon such sale as long-term capital gain or loss. The Company will not be entitled to a deduction. If the shares are not held for the Holding Periods, the Participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of Common Stock on the date the option is exercised. The Company will be entitled to a deduction equal to the amount of any ordinary income so recognized. If the shares are not held for the Holding Periods and the amount realized upon sale is less than the grant price, such difference will be a capital loss to the Participant.


     Non-Qualified Stock Options. With respect to Non-Qualified Stock Options, the Participant will recognize no taxable income at the time of grant. Upon exercise of a Non-Qualified Stock Option, the Participant will recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The Participant will recognize as a capital gain or loss any profit or loss realized on the sale or exchange of any share disposed of or sold. The Company will be entitled to deduct an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.


     Stock Swaps. If previously owned shares are used to exercise Non-Qualified Stock Options, no additional income results unless other property, including money, is received by the Participant in the exchange. Assuming no gain or loss is recognized, the Participant's tax basis and holding period of the previously owned shares will be carried over to the equivalent number of shares received on exercise. Any additional shares received upon exercise will result in the Participant recognizing taxable compensation equal to the fair market value of the shares on the date of exercise. The tax basis of the additional shares will be equal, in the aggregate, to the taxable compensation recognized by the Participant plus any cash paid. The holding period will begin on the day after the tax basis of the shares is determined. However, if the previously owned shares had been acquired on the exercise of an Incentive Stock Option and the holding period requirement for those shares was not satisfied at the time they were used to exercise this option, such use would constitute a disposition of such previously owned shares resulting in the recognition of ordinary income as described above.


     Reload Stock Options. The Participant will recognize no income on the grant of any Reload Stock Option. On exercise of a Reload Option, the tax consequences to the Participant and the Company are the same as that for a Non-Qualified Stock Option.


     Stock Appreciation Rights. Upon grant of an SAR, the Participant realizes no taxable income and the Company receives no deduction. The Participant realizes income at the time of exercise, if the Award becomes vested and is no longer subject to forfeiture, and the Participant is entitled to receive the value of the award. The Company receives a deduction of the same amount in the same year the Participant recognizes income.


     Restricted Stock. A Participant granted shares of Restricted Stock is not required to include the value of such shares in income until the first time such Participant's rights in the shares are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier, unless such Participant timely files an election under Code Section 83(b) to be taxed on the receipt of the shares. In either case, the amount of such income will be equal to the excess of the fair market value of the stock at the time the income is recognized over the amount (if any) paid for the stock. Subject to Code Section 162(m), as described above, the Company will generally be entitled to a deduction, in the amount of the ordinary income recognized by the Participant, for the Company's taxable year in which the Participant recognizes such income.


     Stock Equivalent Units. A Participant granted Stock Equivalent Units recognizes income in the amount of the award of those units when they vest and are no longer subject to forfeiture and he is entitled to receive the value of the award. The Company receives a deduction for the same amount in the year that income is recognized by the Participant.


     Dividend Equivalents. A Participant granted Dividend Equivalents recognizes income in the amount of the award of those units when they vest and are no longer subject to forfeiture and he is entitled to receive the value of the award. The Company receives a deduction for the same amount in the year that income is recognized by the Participant. However, the deduction with respect to Awards of Dividend Equivalents to Covered Employees will be subject to the $1 million limitation under Code Section 162(m).


     Performance Units. A Participant granted Performance Units recognizes income in the amount of the award of those units when they vest and are no longer subject to forfeiture and he is entitled to receive the value of the award. The Company receives a deduction for the same amount in the year that income is recognized by the Participant.


Other Provisions


     In the event of a Change of Control, as defined in the Plan, in addition to any action required or authorized by the terms of an Award Agreement, the Committee may, in its sole discretion, accelerate time periods for purposes of vesting in, or realizing gain from, any outstanding Award, offer to purchase any outstanding Award from the holder for its equivalent cash value, or make adjustments or modification to outstanding Awards as to maintain and protect the rights and interests of Participants.


     No Award or deferred amount under the Plan shall be transferable by a Participant other than by will or laws of descent and distribution. The Plan also provides for adjustments upon certain changes in the stock, for tax withholdings and for non-uniform determination by the Committee.


     The Plan became effective on March 15, 1996, subject to approval by the stockholders of the Company.


     The Board of Directors may at any time amend, suspend or terminate the Plan provided that the Board intends that no amendment shall, without shareholder approval, effectuate a change for which shareholder approval is required in order that transactions under the Plan continue to qualify under Rule 16b-3 under the Securities Exchange Act of 1934.

NEW PLAN BENEFITS


     On February 28, 1996, the Committee granted Awards as reflected in the following table, subject to stockholder approval of the Plan at the 1996 Annual Meeting. If the Plan is not approved by the Company's stockholders, these Awards will be void and of no effect.


                            GILBERT ASSOCIATES, INC.
                           LONG TERM INCENTIVE PLAN

                                       Options(1)        Restricted Stock(2)     Performance Units(3)
                                  ---------------------  -------------------  ------------------------
                                    Value of
                                   Underlying              Dollar             Dollar        Number
Name and Position                 Securities(4)  Number   Value(4)    Number   Value       of Units
- --------------------------------  -------------  ------  -----------  ------  -------     -----------
T. S. Cobb, President & CEO         $462,500     37,000  $231,250     18,500      ---           ---

P. H. Snyder, Vice President &       150,000     12,000    75,000      6,000      ---           ---
CFO

T. F. Hafer, Vice President,         150,000     12,000    75,000      6,000      ---           ---
General Counsel & Secretary

All Executive Officers as a          762,500     61,000   381,250     30,500      ---           ---
Group

All Other Employees                  202,500     16,200    50,000      4,000  120,000         1,200
as a group

___________
/1/ All options will become exercisable as follows: 50% on the second anniversary of the date of grant and 100% on the third anniversary of the date of grant, unless vesting is accelerated as a result of a change in control or due to death, disability or, at the discretion of the Committee, retirement. All options include a "reload" option feature, as described above. All options were granted at $12.50, which is 100% of the fair market value of a share of Class A Common Stock on March 15, 1996, (based upon the March 15, 1996 Wall Street Journal reflecting the closing price as of March 14, 1996).
/2/ Shares of restricted stock will vest on the tenth anniversary of the date of grant unless vesting is accelerated as a result of a change in control or due to death, disability or, at the discretion of the Committee, retirement. Vesting will be accelerated with respect to some or all of the shares to the extent that cumulative earnings per share goals are achieved for the 1996-1998 performance period. Dividends accrue on shares of restricted stock and are paid when and to the extent such shares vest.
/3/ Performance units are granted as of the beginning of each fiscal year and are earned based on performance over a three year period. Each Performance Unit has a target value of $100 and a maximum value of $200. Performance measures and goals may vary among business units. The performance measures for fiscal 1996-1998 are cumulative pre-tax earnings and cumulative return on assets employed. All performance units lapse upon termination of employment [for any reason].
/4/ Based on the March 15, 1996 price of the Company's Class A Common Stock of $12.50 (based upon the March 15, 1996 Wall Street Journal reflecting the closing price as of March 14, 1996).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1996 LONG TERM INCENTIVE PLAN.

3.   PROPOSAL TO APPROVE THE ADOPTION OF THE STOCK PURCHASE ASSISTANCE PLAN


     On February 28, 1996, the Board of Directors adopted the Gilbert Associates, Inc. Stock Purchase Assistance Plan (the "Plan"), subject to approval by the Company's stockholders. The following summary of the Plan is qualified in its entirety by reference to the complete text of the Plan set forth in Exhibit B to this Proxy Statement.


Purpose


     The purpose of the Plan is to promote the long-term interests of the Company and its stockholders by further encouraging and assisting its officers and key executives to invest in the Company's Stock, with the intention of further aligning their interests and views as stockholders with other stockholders of the Company. The Board believes that a meaningful level of stock ownership will provide these employees with an additional incentive to use their best efforts to increase the value of the Company. The Board also believes that the Plan will enhance the Company's ability to recruit and retain persons who have special competence to contribute to the Company's success.


Administration


     The Plan is to be administered by a committee of three or more members of the Board of Directors (the "Committee"). Each member of the committee is required to be a "disinterested person," within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as well as an "outside director," within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board's Executive Development Committee will initially serve as the Plan's committee. Subject to the terms of the Plan, the committee is authorized to determine eligibility for loans, the amount of each loan, and the terms and conditions of repayment. The Committee also has the authority to interpret the Plan and to establish rules and regulations for purposes of administering the Plan.


Eligibility


     Only officers and other key executives of the Company and certain subsidiaries who, in the judgment of the committee, are or will be in a position to contribute significantly to the long-term growth and success of the Company, are eligible to receive loans under the Plan.


General Terms


     The Plan authorizes the Committee to extend Company loans to selected key executives of the Company and certain subsidiaries for the purpose of acquiring Company stock, including the exercise of employee stock options. The Plan also authorizes loans to fund the payment of taxes incurred in connection with the grant of Company stock or the exercise of stock options as well as to refinance loans incurred to purchase Company stock.


     The committee is authorized to establish the terms of each loan offered to key executives under the Plan, provided that no loan may exceed the fair market value of the shares of Common Stock purchased with the loan proceeds. All loans will be full recourse loans. Each loan must be evidenced by a promissory note from the key executive and must be secured by all or a portion of the shares purchased with the loan proceeds. The Committee intends that the rate of interest on each loan approximate the Company's cost of borrowing. In no event, however, will the rate of interest be less than the lowest prevailing rate of interest that would avoid imputed interest under Section 7872 of the Code. All loans must be repaid in full on or before the date established by the Committee at the time the loan is made, subject to the authority of the committee to extend the time for repayment. The Plan requires the immediate payment of a loan upon a key executive's termination of employment with the Company or his or her default in payment of any loan under the Plan.


     The transfer of shares of Company stock acquired with the proceeds of a loan under the Plan will be subject to restrictions on transfer and assignability during the period of the loan. The committee is authorized to waive these transfer restrictions in situations where the committee determines that the justification for the waiver is not inconsistent with the purpose of the Plan.


Loan Limits


     The Plan establishes limits on the aggregate amount of loans that may be made to all participants in the Plan, as well as on the amount of loans that can be made to any one executive. No loans may be made under the Plan if the aggregate principal amount of all outstanding loans under the Plan would exceed 1.5% of the Company's consolidated assets, subject to the Board's authority to increase this amount if the number of key executives eligible to receive loans under the Plan is increased. Also, unless otherwise determined by the committee, the aggregate principal amount of all loans to an employee may not exceed 200% of the average of his or her annual base salary.


Forgiveness of Loans


     The Plan authorizes the Board, upon recommendation from the Committee, to forgive: (1) all the principal and accrued interest on any outstanding loan to key executives upon a Change in Control of the Company, and (2) up to 50% of the principal amount of a loan and all accrued interest on the forgiven principal amount upon the death or disability of a key executive.


Termination of Amendment of the Plan


     The Board may amend, discontinue, or terminate the Plan at any time; however, no amendment, discontinuance or termination may alter or otherwise affect the terms and conditions of any outstanding loan without the written consent of the key executive. In addition, without the proper approval of the stockholders of the Company, no amendment may change the purpose of the Plan or the purposes for which loans may be extended to key employees, materially increase the aggregate loan limits, or change the definition of "Key Executives" for purposes of expanding materially the eligibility of employees to receive loans under the Plan.


Federal Tax Consequences


     The following summarizes the consequences of the extension and repayment of loans under the Plan for federal income tax purposes, based on management's understanding of existing federal income tax laws. This summary is necessarily general in nature and does not purport to be complete. Also, state and local income tax consequences are not discussed, and may vary from locality to locality.


     Based on the terms and conditions of the loans that may be made under the Plan, key executives will not recognize any compensation upon the extension of a loan. If any principal or interest is forgiven, the amount of the forgiveness will be recognized as ordinary income to the key executive. The Company will be entitled to a corresponding deduction in the year in which the key executive recognizes any ordinary income under the Plan.


Plan Loans


     At present, no loans have been granted under the Plan. However, upon stockholder approval of the Plan, the Company intends to offer loans to certain of its officers and key executives during 1996.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE STOCK PURCHASE ASSISTANCE PLAN.


4.   PROPOSAL TO APPROVE THE ADOPTION OF THE THE DIRECTORS' STOCK OPTION PLAN


     On February 28, 1996, the Board of Directors of the Corporation adopted the Directors' Stock Option Plan as approved and recommended by the Executive Development Committee of the Board, subject to stockholder approval.


     The following Summary of the Plan is qualified in its entirety by reference to the complete text of the Plan, which appears as Exhibit C to this Proxy Statement.


SUMMARY OF THE PLAN


Purpose


     The purpose of the Plan is to permit the granting of stock options to Directors at an exercise price less than market value at the date of grant as an alternative to the payment of directors' fees in cash, thereby advancing the interests of the Company by encouraging and enabling the acquisition of the Common Stock by Directors, upon whose judgment and ability the Company depends for its long term growth and development. Accordingly, the Plan is intended to promote a close identity of interests between the Company, its Directors and its stockholders, as well as to provide a means to attract and retain outstanding Directors.


Term


     The Plan shall be effective upon approval by the stockholders of the Company, and will terminate ten years thereafter. No options may be granted after that date; however, options outstanding on that date may be exercised and/or paid in accordance with their terms.


Administration


     The Plan must be administered by a committee of three or more members of the Board of Directors (the "Committee"). The Board's Executive Development Committee will initially serve as the Plan's committee. Subject to the terms of the Plan, the Committee will have the exclusive authority to interpret, administer and make determinations under the Plan.


Eligibility of Issuance of Options


     All non-employee Directors of the Company are eligible to participate in the Plan. There are currently five (5) persons so eligible. Options will be granted automatically at the first meeting of the Board of Directors following the Company's Annual Meeting of Shareholders. Options will be issued to each Director who has filed an election to receive stock options in lieu of all or a specified portion of his Annual Retainer to be earned during each Plan Year. "Annual Retainer" is the amount of fees which the Director will be entitled to receive during each Plan Year for serving as director or as a Chairman of one or more of the committees of the Board. It does not include per meeting attendance fees or fees for any other services provided to the Company. Options granted under the Plan will entitle the optionee to purchase shares of Company Class B Common Stock at a price equal to 75% of the fair market value of the stock on the date of grant. The number of options for shares of stock each Director will be entitled to receive is determined by dividing such Director's Annual Retainer (or the portion thereof which the Director has elected to receive as stock options) by 25% of the fair market value of a share of Class A Common Stock. Assuming that each eligible Director elected to receive options in lieu of 100% his Annual Retainer, and based on the March 15, 1996 price of the Class A Common Stock of $12.50 per share, 28,800 options would be issued under the Plan during 1996.


Shares Subject to Plan


     Fifty thousand (50,000) shares of Class B Common Stock will be available for use under the Plan. The shares of Common Stock will consist of authorized and unissued shares, and may include shares reacquired by the Company. The Plan provides for an equitable adjustment in the number and price of shares of Common Stock covered by options in the event the outstanding shares of Common Stock are increased or decreased through stock dividends or similar changes.


Termination or Amendment of the Plan


     The Board, at any time, may terminate and in any respect amend or modify the Plan. However, no such action by the Board may, without approval of the Company's stockholders (except in the event of certain changes in the Common Stock and except where the Board has been advised by counsel that such approval is not required for purposes of Rule 16b-3 under the Exchange Act), (i) increase the total number of shares of Common Stock available under the Plan, (ii) extend the period during which any option may be exercised, (iii) extend the term of the Plan, (iv) change the option price, or (v) alter the class of persons eligible to receive options. No amendment, modification or termination of the Plan shall in any manner adversely affect the rights of any person with respect to any option previously granted.


Federal Income Tax Consequences


     The rules governing the tax treatment of stock options are complex. Therefore, the description of the Federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their applications may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the Federal income tax laws.


     A Director will recognize no taxable income at the time of grant of an option under the Plan. Upon exercise of an option, the Director will recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The Director will recognize as a capital gain or loss any profit or loss realized on the sale or exchange of any share disposed of or sold. The Company will be entitled to deduct an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTORS' STOCK OPTION PLAN.


5. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF PREFERRED STOCK


     The Company's Certificate of Incorporation currently provides that the aggregate number of shares which the Company has the authority to issue is twenty-four million (24,000,000) shares of Common Stock.


     The Company's Board of Directors has proposed that the Certificate of Incorporation be amended and restated to authorize one million (1,000,000) shares of Preferred Stock. If Proposal 5 is adopted, the Preferred Stock thereby authorized would be issuable from time to time, without further stockholder approval, in one or more series in such amounts, at such prices and with such designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and qualifications in terms of conditions of redemption as may be fixed by the Board. Holders of Common Stock will not have any preemptive right with respect to the issuance of Preferred Stock.


     The Directors believe that their ability to cause the Company to issue one or more series of Preferred Stock will provide the Company with increased flexibility in structuring possible future financings and acquisitions, and in meeting other needs of the Company which might arise. The authorized Preferred Stock, as well as authorized Common Stock, will be available for issuance without further action by the stockholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which the Company's securities may be listed or traded. Although the Directors have no existing arrangement, understanding or agreement to issue Preferred Stock nor any intention at the present time of doing so, they could direct the Company to issue a series of Preferred Stock that could, depending on the terms of such series, impede a merger, tender offer or other transaction that some, or a majority, of the stockholders might believe to be in their best interests or in which stockholders might receive a premium for the shares over the then current market price of such shares.


     If Proposal 5 is adopted, Article FOURTH of the Certificate of Incorporation will be amended and restated as set forth at the end of Proposal 6 (discussed below).


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 5.


6. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF GILBERT ASSOCIATES, INC. STOCK


     The Company's current Certificate of Incorporation authorizes the issuance of twenty-four million (24,000,000) shares of common stock, of which twelve million (12,000,000) shares shall be Class A common stock and twelve million (12,000,000) shares shall be Class B common stock; provided however, that the total number of shares issued or outstanding at any time shall not exceed twelve million (12,000,000) shares of common stock.


     For purposes of the annual Delaware Franchise Tax, the state of Delaware has taken the position that although the Company can have no more than twelve million (12,000,000) shares outstanding or issued at any one time, the tax must be computed as if the Company had an authorized capitalization of twenty-four million (24,000,000) shares. The Company's current outstanding capitalization of both Class A and Class B stock is less than seven million (7,000,000) shares.


     The Company believes that it could reduce the overall authorized capital to eleven million (11,000,000) shares, saving the Company approximately fifty thousand ($50,000) dollars annually in Delaware Franchise Tax, while still maintaining enough shares to meet the Company's foreseeable needs. The Board recommends that the Company's Certificate of Incorporation be amended in order to realize such annual cost savings.

     If Proposal 5 (discussed above) and Proposal 6 are both adopted, the first and second paragraphs of Article FOURTH of the Company's Restated Certificate of Incorporation shall be modified to state as follows:


          "The total number of shares of capital stock which the Corporation shall have authority to issue is eleven million (11,000,000) shares, of which (i) ten million (10,000,000) shares shall be any combination of Class A common stock, par value $1.00 per share, and Class B common stock, par value $1.00 per share, and (ii) one million (1,000,000) shares shall be Preferred Stock, par value $1.00 per share. The Board is hereby empowered to cause the Preferred Stock to be issued from time to time for such consideration as it may from time to time fix, and to cause such

     Preferred Stock to be issued in series with such voting rights, designations, preferences, qualifications, limitations, restrictions, conversion rights and other special or relative rights as designated by the Board in the resolution providing for the issue of such series. Shares of Preferred Stock of any one series shall be identical in all respects.


          The powers, preferences, rights, and the qualifications, limitations or restrictions with respect to common stock are set forth below."


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 6.


7. PROPOSAL TO RATIFY THE BOARD OF DIRECTORS' SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE YEAR 1996


     The Board of Directors has selected the firm of Arthur Andersen LLP independent accountants, to audit the accounts of the Company for the year 1996 and requests that such selection be ratified by majority vote of those Class B stockholders voting upon ratification. Although submission to stockholders of the appointment of the independent auditors is not required by law, the Board of Directors, in accordance with its long-standing policy of seeking annual stockholder ratification of the selection of auditors, believes it appropriate that such selection be ratified by the stockholders. The Company has been advised that neither that firm nor any of its partners has any material direct or indirect relationship with the Company or its subsidiaries.


     On May 1, 1996, the Company notified its prior auditors, Coopers & Lybrand LLP ("C&L"), of its intention to appoint new independent auditors for 1996. This action was recommended by the audit committee of the Company and approved by the Board of Directors.


     There have been no disagreements between management and C&L for the last two fiscal years in connection with the Company's audits and any subsequent interim period preceding the engagement of Arthur Anderson LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure of a nature which if not resolved to the satisfaction of C&L would have caused it to make a reference in connection with its report to the subject matter of any such disagreements. C&L's reports on the financial statements of the Company for the last two fiscal years have been unqualified.


     A representative from both Arthur Andersen LLP and Coopers & Lybrand LLP will attend the meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions at the meeting.


STOCKHOLDER PROPOSALS


     If a holder of Class B Common Stock has a proposal which he or she intends to present at the 1997 Annual Meeting, it must be received by the Company on or before February 5, 1997 in order to be considered for inclusion in the Company's Proxy Statement and Proxy for such meeting. Stockholder proposals should be submitted to Thomas F. Hafer, Secretary of the Company, at the address indicated on the first page of this Proxy Statement.


OTHER MATTERS


     The Board of Directors does not intend to bring any other matter before the meeting and has not been informed of any other business which others may bring before the meeting. However, if any other matters should properly come before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote on such matters as they, in their discretion, may deem advisable.

     The Company will pay all costs of soliciting Proxies in the accompanying form. Solicitation will be made by mail, and officers and other employees of the Company may also solicit Proxies by telephone, telecopy or personal interview.


                                        By order of the Board of Directors,



                                                Thomas F. Hafer,


                                                    Secretary

June ___, 1996

                                  EXHIBIT  A


                           LONG-TERM INCENTIVE PLAN

                           Gilbert Associates, Inc.

                           LONG-TERM INCENTIVE PLAN


SECTION 1:  PURPOSES

The purposes of the Plan are to provide incentive compensation to officers, executives and other key employees who contribute to the growth and success of the Corporation and its Subsidiaries; to attract and retain individuals of outstanding ability; and to align the interests of such officers, executives and other key employees with the interests of the Corporation's stockholders.

SECTION 2:  DEFINITIONS

The following terms, as used herein, shall have the meaning specified:

1.   "AWARD" means an award granted pursuant to Section 4.

2. "AWARD AGREEMENT" means an agreement described in Section 6 entered into between the Corporation and a Participant, setting forth the terms and conditions applicable to the Award granted to the Participant.

3. "BOARD OF DIRECTORS" means the Board of Directors of the Corporation as it may be comprised from time to time.

4. "CAUSE" means (i) felony conviction of a Participant; (ii) the commission by a Participant of an act of fraud or embezzlement against the Corporation and/or a Subsidiary; (iii) willful misconduct or gross negligence materially detrimental to the Corporation and/or a Subsidiary; (iv) the Participant's continued failure to implement reasonable requests or directions received in the course of his employment; (v) the Participant's wrongful dissemination or use of confidential or proprietary information; or (vi) the intentional and habitual neglect by the Participant of his duties to the Corporation and/or a Subsidiary.

5.   "CHANGE IN CONTROL" means Change in Control as defined in Section 10.

6. "CODE" means the Internal Revenue Code of 1986, and any successor statute, as it or they may be amended from time to time.

7.   "COMMITTEE" means the Committee as defined in Section 8.

8. "CORPORATION" means Gilbert Associates, Inc., and any successor corporation.

9.   "COVERED EMPLOYEE" means a covered employee within the meaning of Code
     Section 162(m)(3).

10. "DISABILITY" means permanent and total disability within the meaning of the Corporation's long-term disability plan or, as determined by the Committee in an Award Agreement, Code Section 22(e)(3).

11. "EMPLOYEE" means officers, executives and other key employees of the Corporation or a Subsidiary, but excludes directors who are not also officers or employees of the Corporation.

12. "EXCHANGE ACT" means the Securities Exchange Act of 1934, and any successor statute, as it may be amended from time to time.

13. "FAIR MARKET VALUE" means the closing price of the Class A Common Stock as reported in The Wall Street Journal on the relevant date, or if no sale of such Stock is reported for such date, the next preceding day for which there is a reported sale.

14. "INCENTIVE STOCK OPTION" means an option to purchase Stock that is granted pursuant to Section 4(2) or pursuant to any other Plan of the Corporation or its Subsidiaries that complies with Code Section 422.

15. "INSIDER" means any person who is subject to Section 16 of the Exchange Act, and any successor statutory provision, as it may be amended from time to time.

16. "PARTICIPANT" means any Employee who has been granted an Award pursuant to this Plan.

17. "RETIREMENT" means retirement at or after age 65 or, with the advance consent of the Committee, before age 65.

18. "STOCK" means shares of Class A or Class B Common Stock of the Corporation, or any security of the Corporation issued in substitution, exchange or lieu thereof.

19. "SUBSIDIARY" means any corporation in which the Corporation, directly or indirectly, controls fifty percent (50%) or more of the total combined voting power of all classes of such corporation's stock.

20. "TEN-PERCENT STOCKHOLDER" means any person who owns, directly or indirectly, on the relevant date securities having ten percent (10%) or more of the combined voting power of all classes of the Corporation's securities or of its parent or subsidiaries. For purposes of applying the foregoing ten percent (10%) limitation, the rules of Code Section 425(d) shall apply.

SECTION 3:  ELIGIBILITY

Persons eligible for Awards shall consist of Employees who hold positions of significant responsibility with the Corporation and/or a Subsidiary or whose performance or potential contribution, in the judgment of the Committee, will benefit the future success of the Corporation and/or a Subsidiary.

SECTION 4:  AWARDS

The Committee may grant any of the following types of Awards, either singly, in tandem or in combination with other types of Awards, as the Committee may in its sole discretion determine:

1. NON-QUALIFIED STOCK OPTIONS. A Non-qualified Stock Option is an option to purchase a specific number of shares of Stock exercisable at such time or times, and during such specified time not to exceed ten (10) years, as the Committee may determine, at a price not less than 100% of the Fair Market Value of the Stock on the date the option is granted.

     a. The purchase price of the Stock subject to the option may be paid in cash. At the discretion of the Committee, the purchase price may also be paid by the tender of Stock (the value of such Stock shall be its Fair Market Value on the date of exercise), or through a combination of Stock and cash, or through such other means as the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Stock will be issued or accepted.

     b. Without limiting the foregoing, to the extent permitted by law (including relevant state law), (A) the Committee may agree to accept as full or partial payment of the purchase price of Stock issued upon exercise of options a promissory note of the Participant evidencing the Participant's obligation to make future cash payments to the Corporation, which promissory notes shall be payable as determined by the Committee, shall be secured by a pledge of the shares of Stock purchased, and shall bear interest at a rate established by the Committee and (B) the Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise options and sell the shares of Stock thereby acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such Stock.

2. INCENTIVE STOCK OPTIONS. An Incentive Stock Option is an Award in the form of an option to purchase a specified number of shares of Stock that complies with the requirements of Code Section 422, which option shall, subject to the following provisions, be exercisable at such time or times, and during such specified time, as the Committee may determine.

     a. The aggregate Fair Market Value (determined at the time of the grant of the Award) of the shares of Stock subject to Incentive Stock Options which are exercisable by one person for the first time during a particular calendar year shall not exceed $100,000.

     b. No Incentive Stock Option may be granted under this Plan on or after the tenth anniversary of the date this Plan is adopted, or the date this Plan is approved by stockholders, whichever is earlier.

     c.   No Incentive Stock Option may be exercisable more than:

          1) in the case of an Employee who is not a Ten Percent Stockholder on the date that the option is granted, ten (10) years after the date the option is granted, and

          2) in the case of an Employee who is a Ten Percent Stockholder on the date the option is granted, five (5) years after the date the option is granted.

     d. The exercise price of any Incentive Stock Option shall not be less than:

          1) in the case of an Employee who is not a Ten Percent Stockholder on the date that the option is granted, the Fair Market Value of the Stock subject to the option on such date; and

          2) in the case of an Employee who is a Ten Percent Stockholder on the date that the option is granted, 110% of the Fair Market Value of the Stock subject to the option on such date.


     e. The Committee may provide that the option price under an Incentive Stock Option may be paid by one or more of the methods available for paying the option price of a Non-qualified Stock Option.

3. RELOAD OPTIONS. Without any way limiting the authority of the Committee to make grants hereunder, the Committee shall have the authority (but not an obligation) to include within any Award Agreement a provision entitling the Participant to a further Stock Option (a "Reload Option") in the event the Participant exercises the Stock Option evidenced by the Award Agreement, in whole or in part, by surrendering shares of Common Stock previously owned by the Participant, in accordance with this Plan and the terms and conditions of the Award Agreement. A Reload Option shall entitle a Participant to purchase a number of shares of Common Stock equal to the number of such shares so delivered upon exercise of the original Stock Option and, in the discretion of the Committee, the number of shares, if any, tendered to the Company to satisfy any withholding tax liability arising in connection with the exercise of the original Option. A Reload Option shall: (a) have an exercise price of not less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date of grant of such Reload Option; (b) have a term not longer than the remaining term of the original Stock Option at the time of exercise thereof; (c) become exercisable in the event the shares acquired upon exercise of the original Option are held for a minimum period of time established by the Committee; and (d) be subject to such other terms and conditions as the Committee may determine.

4. STOCK APPRECIATION RIGHTS. A Stock Appreciation Right ("SAR") is a right to receive, upon surrender of the right, an amount payable in cash.

     a. The amount payable with respect to each SAR shall be equal in value to the excess, if any, of the Fair Market Value of a share of Stock on the exercise date over the Fair Market Value of a share of Stock on the date the Award is made.

     b. In the case of an SAR granted with respect to an Incentive Stock Option to an Employee who is Ten Percent Shareholder on the date of such Award, the amount payable with respect to each SAR shall be equal in value to the Fair Market Value of a share of Stock on the exercise date over 110% of the Fair Market Value of a share of Stock on the date the Award is made.

5. RESTRICTED STOCK. Restricted Stock is Stock that is issued to a Participant subject to restrictions on transfer and such other restrictions on incidents of ownership as established by the Committee including, but not limited to, achievement of specific business objectives, and other measurements of individual, business unit, Corporate or Subsidiary performance, including, but not limited to, earnings per share, net profits, total shareholder return, cash flow, return on shareholders' equity, and cumulative return on net assets employed. Subject to such restrictions, the Participant as owner of such shares of Restricted Stock shall have the rights of the holder thereof, except that the Committee may provide at the time of the Award that any dividends or other distributions paid on such Stock while subject to such restrictions shall be accumulated or reinvested in Stock and held subject to the same restrictions as the Restricted Stock and such other terms and conditions as the Committee shall determine. A certificate for the shares of Restricted Stock, which certificate shall be registered in the name of the Participant, shall bear an appropriate restrictive legend and shall be subject to appropriate stop-transfer orders; provided, however, that the certificates representing shares of Restricted Stock shall be held in custody by the Corporation until the restrictions relating thereto otherwise lapse, and the Participant shall deliver to the Corporation a stock power endorsed in blank relating to the Restricted Stock. Restricted Stock may be issued for no consideration or for such consideration as may be required by applicable law or by the Committee.

6. STOCK EQUIVALENT UNITS. A Stock Equivalent Unit is an Award based on the Fair Market Value of one share of Stock. All or part of any Stock Equivalent Units Award may be subject to conditions and restrictions established by the Committee, including, but not limited to, achievement of specific business objectives, and other measurements of individual, business unit, Corporate or Subsidiary performance, including, but not limited to, earnings per share, net profits, total shareholder return, cash flow, return on shareholders' equity, and cumulative return on net assets employed. Without limiting the generality of the foregoing, it is intended that the Committee shall establish performance goals applicable to Stock Equivalent Units granted to Participants who, in the judgment of the Committee, may be Covered Employees in such manner as shall permit payments with respect thereto to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code and that the maximum number of Stock Equivalent Units that may be granted to any Participant in any [one year] shall not exceed 25,000. Stock Equivalent Units may be settled in Stock or cash or both.

7. DIVIDEND EQUIVALENTS. A Dividend Equivalent is an Award whose value is equal to the amount of cash dividends payable with respect to a share of Stock after the date the Award is granted. In lieu of awarding Dividend Equivalents, the Committee may provide for automatic awards of additional Stock Equivalent Units on each date that cash dividends are paid on the Common Stock in an amount equal to (i) the product of the dividend per share on the Stock times the total number of Stock Equivalent Units then held by the Participant, divided by (ii) the Fair Market Value of the Stock on the dividend payment date.

8. PERFORMANCE UNITS. A Performance Unit is an Award denominated in cash, the amount of which may be based on the achievement of specific business objectives, and other measures of individual, business unit, Corporate or Subsidiary performance over a specified period of time including, but not limited to, earnings per share, total shareholder return, cash flow, return on shareholders' equity, and cumulative return on net assets employed. Without limiting the generality of the foregoing, it is intended that the Committee shall establish performance goals applicable to Performance Units granted to Participants who, in the judgment of the Committee, may be Covered

     Employees in such a manner as shall permit payments with respect thereto to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code and that the maximum amount of such compensation that may be paid to any one Participant with respect to any one year shall be $500,000. Performance Units may be settled in Stock or cash or both.

9. OTHER AWARDS. The Committee may from time to time grant other Awards under this Plan that provide the Participants with Stock or the right to purchase Stock, or provide other incentive Awards that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in or convertible into shares of, Stock. The Awards shall be in a form determined by the Committee, provided that the Awards shall not be inconsistent with the other express terms of this Plan.

SECTION 5:  SHARES OF STOCK AVAILABLE UNDER PLAN

1. Subject to the adjustment provisions of Section 9, the number of shares of Stock with respect to which Awards may be granted under the Plan shall not exceed 500,000 shares of Stock; provided that no more than 230,000 of the shares of Stock available for Awards shall be available for Awards in the form of Restricted Stock. No single Participant shall receive Awards (i) in the form of options, whether Non-qualified Stock Options or Incentive Stock Options, and/or SARs with respect to more than twenty percent (20%) of the shares of Stock available under the Plan and (ii) for more than 40,000 shares of Restricted Stock in any one year.

2. Shares of Stock with respect to the unexercised or undistributed portion of any terminated or forfeited Award and shares of Stock tendered in payment of the purchase price of the Stock subject to option shall be available for further Awards in addition to those shares of Stock available under Section 5(1). Additional rules for determining the number of shares of Stock granted under the Plan may be adopted by the Committee, as it deems necessary and appropriate.

3. The Stock that may be issued pursuant to an Award under the Plan may be treasury or authorized but unissued Stock, or Stock may be acquired, subsequently or in anticipation of the transaction, in the open market to satisfy the requirements of the Plan.

SECTION 6:  AWARD AGREEMENTS

Each Award under the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall set forth the number of shares of Stock, SARs, Stock Equivalent Units, Dividend Equivalents and/or Performance Units subject to the Award and shall include the terms set forth below and such other terms and conditions applicable to the Award, as determined by the Committee, not inconsistent with the terms of the Plan, including, but not limited to, the term of the Award, vesting provisions, any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, provisions permitting the surrender of outstanding Awards or securities held by the Participant in order to exercise or realize rights under other Awards, or in exchange for the grant of new Awards under similar or different terms, the effect on the Award of a Change in Control of the Corporation, the price, amount or value of Awards, and the terms, if any, pursuant to which a Participant may elect to defer the receipt of cash or Stock under an Award. In the event of any conflict between an Award Agreement and this Plan, the terms of the Plan shall govern.

1. NON-ASSIGNABILITY. A provision that no Award shall be assignable or transferable except by will or by the laws of descent and distribution and that, during the lifetime of a Participant, the Award shall be exercised only by such Participant or by his or her guardian or legal representative.

2.   Termination of Employment.

     a. A provision describing the treatment of an Award in the event of the Retirement, Disability, death or other termination of a Participant's employment with the Corporation or a Subsidiary, including but not limited to terms relating to the vesting, time for exercise, forfeiture or cancellation of an Award in such circumstances. Participants who terminate employment due to Retirement, Disability, or death prior to the satisfaction of applicable conditions and restrictions associated with their Award(s) may be entitled to a prorated Award(s) as and to the extent determined by the Committee.

     b. A provision that for purposes of the Plan, (i) a transfer of an Employee from the Corporation to a Subsidiary or affiliate of the Corporation, whether or not incorporated, or visa versa, or from one Subsidiary or affiliate of the Corporation to another, and (ii) a leave of absence, duly authorized in writing by the Corporation, shall not be deemed a termination of employment.

     c. A provision stating that in the event the Participant's employment is terminated for Cause, anything else in the Plan or the Award Agreement to the contrary notwithstanding, all Awards granted to such Participant shall immediately terminate and be forfeited.

3. RIGHTS AS A STOCKHOLDER. A provision stating that a Participant shall have no rights as a stockholder with respect to any Stock covered by an Award until the date the Participant becomes the holder of record thereof. Except as provided in Section 9, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment.

4. WITHHOLDING. A provision requiring the withholding of applicable taxes required by law from all amounts paid in satisfaction of an Award. A Participant may satisfy the withholding obligation by paying the amount of any taxes in cash or, with the approval of the Committee, shares of Stock may be deducted from the payment to satisfy the obligation in full or in part. The amount of the withholding and the number of shares of Stock to be deducted shall be determined by the Committee with reference to the Fair Market Value of the Stock when the withholding is required to be made.

5. EXECUTION. A provision stating that no Award is enforceable until the Award Agreement has been signed by the Participant and the Corporation. By executing the Award Agreement, a Participant shall be deemed to have accepted and consented to any action taken under the Plan by the Committee, the Board of Directors or their delegates.

6. HOLDING PERIOD. To the extent necessary to satisfy the applicable requirements of Rule 16b-3 under the Exchange Act, in the case of an Award to an Insider of: (1) an equity security, a provision stating (or the effect of which is to require) that such security must be held for at least six (6) months (or such longer period as the Committee in its discretion specifies) from the date of acquisition; or (2) a derivative security with a fixed exercise price within the meaning of Section 16 of the Exchange Act, a provision stating (or the effect of which is to require) that at least six (6) months (or such longer period as the Committee in its discretion specifies) must elapse from the date of acquisition of such derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

7. TREATMENT OF OPTIONS. Each Award of an option shall state whether it will or will not be treated as an Incentive Stock Option.

SECTION 7:  AMENDMENT AND TERMINATION

The Board of Directors may at any time amend, suspend or discontinue the Plan, in whole or in part. The Committee may at any time alter or amend any or all Award Agreements under the Plan to the extent permitted by law, but no such alteration or amendment shall impair the rights of any holder of an Award without the holder's consent, except to preserve the Plan's qualification as a safe harbor plan under Section 16 of the Exchange Act.

SECTION 8:  ADMINISTRATION

1. The Plan and all Awards shall be administered by a Committee of the Board of Directors, which Committee shall consist of not less than three (3) members of such Board of Directors and shall be constituted so as to permit the Plan to comply with the administration requirement of Rule 16b-3(c)(2)(i) of the Exchange Act and Code Section 162(m)(4)(C). The members of the Committee shall be designated by the Board of Directors. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

2. The Committee shall have full and complete authority, in its sole and absolute discretion, (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any related document, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan. The actions and determinations of the Committee on all matters relating to the Plan and any Awards will be final and conclusive. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among Employees who receive, or who are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

3. The Committee may appoint such accountants, counsel, and other experts as it deems necessary or desirable in connection with the administration of the Plan. The Committee may delegate to the officers or employees of the Corporation and its Subsidiaries the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan or Awards thereunder as these relate to Insiders or Covered Employees including, but not limited to, decisions regarding the timing, eligibility, pricing, amount or other material terms of such Awards.

4. The Committee and others to whom the Committee has delegated such duties shall keep a record of all their proceedings and actions and shall maintain all such books of account, records and other data as shall be necessary for the proper administration of the Plan.

5. The Corporation shall pay all reasonable expenses of administering the Plan, including, but not limited to, the payment of professional fees.

6. It is the intent of the Corporation that this Plan and Awards hereunder satisfy, and be interpreted in a manner that satisfy, in the case of Participants who are or may be Insiders, the applicable requirements of Rule 16b-3 of the Exchange Act, so that such persons will be entitled to the benefits of Rule 16b-3, or other exemptive rules under Section 16, and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Insiders.

SECTION 9:  ADJUSTMENT PROVISIONS

1. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, merger or consolidation (whether or not the Corporation is a surviving corporation), reorganization, combination or exchange of shares or other similar corporate changes or an extraordinary dividend payback in cash or property, the number of shares of Stock (or other securities) then remaining subject to this Plan, and the maximum number of shares that may be issued to any single Participant pursuant to this Plan, including those that are then covered by outstanding Awards, shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased and the price for each share then covered by an outstanding Award shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced and the price for each share then covered by an outstanding Award shall be proportionately increased.

2. The Committee shall make any further adjustments as it deems necessary to ensure equitable treatment of any holder of an Award as the result of any transaction affecting the securities subject to the Plan not described in
     (1), or as is required or authorized under the terms of any applicable Award Agreement.

3. The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board of Directors or the shareholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other capital structure of its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

SECTION 10:  CHANGE IN CONTROL

1. In the event of a Change in Control, in addition to any action required or authorized by the terms of an Award Agreement, the Committee may, in its sole discretion take any of the following actions as a result, or in anticipation, of any such event to assure fair and equitable treatment of
     Participants:

     a. Accelerate time periods for purposes of vesting in, or realizing gain from, any outstanding Award made pursuant to this Plan;

     b. Offer to purchase any outstanding Award made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Change in Control; or

     c. Make adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interests of Participants following such Change in Control.

     Any such action approved by the Committee shall be conclusive and binding on the Corporation and all Participants.

2.   Change in Control shall occur in the event of any of the following:

     a. A tender offer or exchange offer is made whereby the effect of such offer is to take over and control the affairs of the Corporation and such offer is consummated for the ownership of securities of the Corporation representing twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding voting securities.

     b. The Corporation is merged or consolidated with another corporation and, as a result of such merger or consolidation, less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Corporation other than affiliates within the meaning of the Exchange Act or any party to such merger or consolidation.

     c. The Corporation transfers substantially all of its assets to another corporation or entity that is not a wholly-owned subsidiary of the Corporation.

     d. Any person or group (as such terms are used in Sections 13(d)(3) and 14(d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities, and the effect of such ownership is to take over and control the affairs of the Corporation.

     e. The first day after the date this Plan is effective when directors are elected such that either a majority of the Board of Directors shall have been members thereof, respectively, for less than one (1) year, unless the nomination for election of each new director who was not a director of the Corporation at the beginning of such one (1) year period was approved by a vote of at least fifty percent (50%) of the directors of the Corporation then still in office who were directors at the beginning of such period.

SECTION 11:  MISCELLANEOUS

1. NONASSIGNABILITY. No Award or shall be assignable or transferable except by will or by the laws of descent and distribution and except as otherwise determined by the Committee.

2. WITHHOLDING TAXES. Whenever payments under the Plan are to be made, the Corporation or a Subsidiary shall withhold therefrom an amount sufficient to satisfy any applicable governmental withholding tax requirements related thereto.

3. OTHER PAYMENTS OR AWARDS. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Corporation or a Subsidiary from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

4. PAYMENTS TO OTHER PERSONS. If payments are legally required to be made to any person other than the person to whom any amount is made available under the Plan, payments shall be made accordingly. Any such payment shall be a complete discharge of the liability hereunder.

5. UNFUNDED PLAN. The Plan shall be unfunded. No provision of the Plan or any Award Agreement shall require the Corporation or a Subsidiary, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Corporation or a Subsidiary maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Corporation or a Subsidiary.

6. LIMITS OF LIABILITY. Any liability of the Corporation or a Subsidiary to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement. Neither the Corporation or its Subsidiaries, nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

7. RIGHTS OF EMPLOYEES. Status as an eligible Employee shall not be construed as a commitment that any Award shall be made under this Plan to such eligible Employee or to eligible Employees generally. Nothing contained in this Plan or in any Award Agreement shall confer upon any Employee or Participant any right to continue in the employ or other service of the Corporation or a Subsidiary or constitute any contract or limit in any way the right of the Corporation or a Subsidiary to change such person's compensation or other benefits or to terminate the employment or other service of such person with or without Cause.

8. SECTION HEADINGS. The section headings contained herein are for the purpose of convenience only, and in the event of any conflict, the text of the Plan, rather than the section headings, shall control.

9. GENDER, ETC. In interpreting the Plan, the masculine gender shall include the feminine, the neuter gender shall include the masculine or feminine, and the singular shall include the plural unless the context clearly indicates otherwise.

10. INVALIDITY. If any term or provision contained herein or in any Award Agreement shall to any extent be invalid or unenforceable, such term or provision will be reformed so that it is valid, and such invalidity or unenforceability shall not affect any other provision or part thereof.

11. APPLICABLE LAW. The Plan, the Award Agreements and all actions taken hereunder or thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to the conflict of law principles thereof.

12. COMPLIANCE WITH LAWS. Notwithstanding anything contained herein or in any Award Agreement to the contrary, the Corporation shall not be required to sell or issue shares of Stock hereunder or thereunder if the issuance thereof would constitute a violation by the Participant or the Corporation of any provisions of any law or regulation of any governmental authority or any national securities exchange; and as a condition of any sale or issuance the Corporation may require such agreements or undertakings, if any, as the Corporation may deem necessary or advisable to assure compliance with any such law or regulation.

13. EFFECTIVE DATE AND TERM. The Plan was adopted by the Board of Directors effective as of March 15, 1996, subject to approval by the Corporation's stockholders. The Committee may grant Awards prior to stockholder approval, provided, however, that Awards granted prior to such stockholder approval are automatically cancelled if stockholder approval is not obtained at or prior to the period ending twelve months after the date the Plan is effective and provided further that no Award may be exercisable prior to the date stockholder approval is obtained. The Plan shall remain in effect until all Awards under the Plan have been exercised or terminated under the terms of the Plan and applicable Award Agreements, provided that Awards under the Plan may only be granted within ten (10) years from the effective date of the Plan.

                                   EXHIBIT B



                        STOCK PURCHASE ASSISTANCE PLAN

                           Gilbert Associates, Inc.


                        STOCK PURCHASE ASSISTANCE PLAN



SECTION 1.  PURPOSE

The purpose of the Plan is to promote the long-term interests of Gilbert Associates, Inc. and its shareholders by encouraging and assisting its officers and key executives to make meaningful investments in the Common Stock of the Company so that, as shareholders, their views and interests will be identified with the views and interests of the other shareholders. Meaningful stock ownership will provide officers and key executives with an additional incentive to exert their best efforts to increase the value of the Company for the benefit of all shareholders. The Plan will also strengthen the Company's ability to recruit and retain persons who have special competence to contribute to the Company's success.


SECTION 2.  DEFINITIONS

1. "APPLICABLE RATE" means, with respect to a Loan, the lowest rate or rates of interest which would avoid the imputation of interest under Section 7872 of the Code.


2. "ANNUAL SALARY" means, with respect to a Key Executive, his or her annual base salary in a particular fiscal year of the Company.


3.   "BOARD" means the Board of Directors of the Company.


4. "CHANGE IN CONTROL" means the first to occur of any one of the events described below:


     a. A tender offer or exchange offer is made whereby the effect of such offer is to take over and control the affairs of the Corporation and such offer is consummated for the ownership of securities of the Corporation representing twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding voting securities.


     b. The Corporation is merged or consolidated with another corporation and, as a result of such merger or consolidation, less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Corporation other than affiliates within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any party to such merger or consolidation.


     c. The Corporation transfers substantially all of its assets to another corporation or entity that is not a wholly-owned subsidiary of the Corporation.


     d. Any person or group (as such terms are used in Sections 139(d)(3) and 14(d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities, and the effect of such ownership is to take over and control the affairs of the Corporation.


     e. The first day after the date this Plan is effective when directors are elected such that either a majority of the Board of Directors shall have been members thereof, respectively, for less than one (1) year, unless the nomination for election of each new director who was not a director of the Corporation at the beginning of such one (1) year period was approved by a vote of at least fifty percent (50%) of the directors of the Corporation then still in office who were directors at the beginning of such period.


     f. Any other event or series of events which, notwithstanding any other provisions of this definition, is determined by the Board to constitute a change in control of the Company for purposes of this Plan.


5.   "CODE" means the Internal Revenue Code, as amended.


6. "COMMITTEE" means the Executive Development Committee of the Board, or any successor committee thereto.


7. "COMMON STOCK" means the shares of Class A or Class B common stock of the Company.

8.   "COMPANY" means Gilbert Associates, Inc., a Delaware corporation.


9. "INSTALLMENT PAYMENT" means the amount of the annual loan repayment, which will repay the loan including principle and interest in the time period specified in the Loan Offer and which will be specified in the Loan Offer.


10. "KEY EXECUTIVE" means any officer or other key executive of the Company or a Subsidiary who, in the judgment of the Committee, is or will be in position to contribute significantly to the longer-term growth and success of the Company.


11. "LOAN" means the loan made by the Company to a Key Executive pursuant to the Plan.


12. "LOAN OFFER" means an offer by the Committee in behalf of the Company to extend a Loan to a Key Executive.


13.  "PLAN" means the Gilbert Associates, Inc. Stock Purchase Assistance Plan.


14.  "RESTRICTION PERIOD" means the period defined in Section 6(a).


15. "SUBSIDIARY" means any corporation at least 80 percent of the outstanding voting stock of which is owned by the Company.


SECTION 3.  ADMINISTRATION


1. THE COMMITTEE. The Committee shall be responsible for administering the Plan. The Committee shall be comprised of three or more members of the Board, all of whom shall be "disinterested persons" as defined in Rule 16(b)-3 under the Exchange Act and "outside directors" as that term is used in Section 162 of the Code and the regulations promulgated thereunder.


2. POWERS. The Committee shall have full and exclusive discretionary power to interpret the Plan, to determine eligibility for Loans, and to adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper. The Committee may employ attorneys, consultants, accountants, and other persons. The Board, Committee, the Company, and its officers shall be entitled to rely upon the advice or opinion of such persons.


3. BINDING EFFECT OF COMMITTEE ACTIONS. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Key Executives, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or Loans. All members of the Committee shall be fully protected and indemnified by the Company, to the fullest extent permitted by applicable law, in respect of any such action, determination, or interpretation.


SECTION 4.  LOANS


1. BENEFIT TO COMPANY. The Board has reasonably determined that the Plan will benefit the Company.


2. PURPOSE OF LOAN. The Company may extend Loans from time to time to Key Executives to be used solely for the purpose of:


     a. Acquiring Common Stock at fair market value in open market transactions or from the Company;


     b. Acquiring Common Stock upon the exercise of stock options granted under a stock option plan of the Company;


     c. Paying taxes incurred in connection with the exercise of such a stock option;


     d.   Paying taxes incurred in connection with the grant of Common Stock;


     e.   Refinancing loans incurred to purchase Common Stock; or

     f.   Any combination of the above.


3. AMOUNT; GENERAL TERMS. Each Loan shall be made pursuant to a Loan Offer by the Committee to a Key Executive. The amount of Loan offered shall be determined by the Committee, but shall not exceed the fair market value of the shares of Common Stock to be purchased with the proceeds of the Loan. Each Loan shall be full recourse, evidenced by a promissory note and a loan agreement which together shall contain the relevant terms and conditions of the Plan and such other terms and conditions not inconsistent with the Plan as the Committee shall determine.


4. INTEREST RATE AND MATURITY. Each Loan shall bear interest at a rate not less than the Applicable Rate. The first Installment Payment date shall be one year following the date of the Loan, and thereafter Installment Payments shall be due annually, each year, until the maturity of the Loan. Each Loan shall mature and the unpaid principal and interest shall become immediately due and payable in full upon the earlier of:


     a. The default by the Key Executive on any Loan made to him or her under the Plan;


     b. The termination of employment (whether voluntary or involuntary) or death of the Key Executive; or


     c. Such other date as is determined by the Committee at the time the Loan is made.


     The Committee may, in its discretion, authorize the extension of the time for repayment of a Loan upon such terms and conditions as the Committee may determine.


5. SECURITY. Each Loan shall be secured by the pledge of all or a portion (as determined by the Committee) of the shares of Common Stock acquired with the proceeds of the Loan, provided that, at the time of making the Loan, the principal amount thereof shall not exceed the fair market value of the shares of Common Stock pledged as security therefor. Shares of Common Stock pledged to secure repayment of a Loan shall be delivered to the Company, endorsed in blank by the Key Executive to whom the Loan is made or accompanied by a separate stock power so endorsed, with signature guaranteed. The fluctuation in the market value of the shares pledged as security for a Loan shall not affect any of the terms or conditions of the Loan, or of the note, loan agreement, or pledge related thereto.


6.   RESTRICTED SHARES; LEGEND.


     a. The transfer of shares of Common Stock purchased with the proceeds of a Loan shall be restricted during the period that all or any part of the Loan remains unpaid (the "Restriction Period"). During the Restriction Period, a Key Executive shall not be permitted to sell, give, pledge (except to the Company), assign or otherwise transfer any shares purchased with the proceeds of the Loan.


     b. The Committee shall have authority to waive such restrictions if the Committee determines, in its discretion, that a waiver in the particular situation is not inconsistent with the purpose of the Plan.


     c. Stock certificates representing the shares of Common Stock purchased with the proceeds of a Loan shall bear a legend in substantially the following form:


     The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions of the Gilbert Associates, Inc. Stock Purchase Assistance Plan and related Loan Agreement entered into between the registered owner and the Company dated. Copies of the Plan and Loan Agreement are on file in the offices of Gilbert Associates, Inc., Reading, PA, 19603.


7. ACCEPTANCE OF LOAN OFFER. The Committee shall establish a reasonable time period during which each Loan Offer may be accepted by a Key Executive. During such time period, the Key Executive may accept the whole or less than the whole amount of the Loan offered. The manner of acceptance shall be prescribed by the Committee. If a Key Executive does not accept a Loan Offer during such time period, in whole or in part, the Loan Offer, or the amount not accepted, shall lapse.

8. FORGIVENESS - CHANGE IN CONTROL. In connection with a Change in Control, the Board in its discretion, upon the recommendation of the Committee, shall have the authority to forgive all principal and interest on all outstanding Loans to Key Executives under the Plan.


9. FORGIVENESS - DEATH OR DISABILITY. Upon the death of a Key Executive, or if the Key Executive's employment is terminated by reason of his or her total disability, the Board, upon the recommendation of the Committee, shall have the authority in its discretion to reduce, by forgiveness, the principal amount of all Loans to that Key Executive by an amount equal to not more than 50 percent of the original principal amount of such Loans and to forgive all accrued interest on the principal amount so forgiven.


10. TAX WITHHOLDING. The Company may take such action as may be necessary or appropriate to satisfy tax withholding requirements for any federal, state or local laws or regulations in connection with Loan forgiveness.


SECTION 5.  LOAN LIMITS


1. KEY EXECUTIVE. No Loan shall be made to a Key Executive which will cause the aggregate principal amount of all Loans outstanding to such Key Executive to exceed 200 percent of his or her Annual Salary, provided that the Committee is authorized to approve Loans exceeding such limit if the Committee determines in its discretion that a larger Loan to a particular Key Executive is prudent and consistent with the Purpose of the Plan.


2. COMPANY AGGREGATE. No Loans shall be made under the Plan which will cause the aggregate principal amount of all outstanding Loans made under the Plan to exceed 1.5 percent of the consolidated assets of the Company and its Subsidiaries. The Board may from time to time adjust the limit on the aggregate principal amount of Loans which may be outstanding under the Plan based upon changes in the number of Key Executives who are eligible to receive Loans.

SECTION 6.  GENERAL PROVISIONS

1. NO RIGHT TO LOAN OR EMPLOYMENT. No Key Executive or other person shall have any claim or right to receive a Loan under the Plan or to be retained in the employment of the Company or a Subsidiary by reason of the Plan or any Loan to him or her.


2. COMPLIANCE WITH LAWS. No Loan shall be made hereunder unless counsel for the Company shall be satisfied that such Loan will be in compliance with all applicable federal, state, and local laws.


3. PLAN EXPENSES. The expenses of the Plan and its administration shall be borne by the Company.


4. PLAN NOT FUNDED. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the making of any Loan under the Plan. The Plan shall not establish a fiduciary relationship between the Company and any Key Executive or other person.


5. ACCEPTANCE OF ACTIONS TAKEN UNDER PLAN. By accepting a Loan under the Plan, a Key Executive shall be deemed conclusively to have indicated his or her acceptance and consent to any action taken under the Plan by the Company, the Board, or the Committee.


6. REPORTS. The appropriate officers of the Company shall cause to be filed any reports, returns, or other information regarding Loans hereunder, as may be required by any applicable statute, rule, or regulation.


7. GOVERNING LAW. The validity, construction, and effect of the Plan, and any actions relating to the Plan, shall be determined in accordance with the laws of the State of Delaware and applicable federal law.


8. SUCCESSORS AND ASSIGNS OF KEY EXECUTIVE. The Plan shall be binding upon all successors and assigns of each Key Executive, including, without limitation, his or her estate, the personal representative, executor, administrator, or trustee of such estate, or any trustee in bankruptcy or representative of his or her creditors.

SECTION 7.  AMENDMENT AND TERMINATION OF THE PLAN


The Board may from time to time amend the Plan in any respect, or may discontinue or terminate the Plan at any time, provided, however, that:


1. No such amendment, discontinuance, or termination shall alter or otherwise affect the terms and conditions of any Loan then outstanding to a Key Executive without such Key Executive's written consent, except as otherwise provided herein or in the promissory note or loan agreement evidencing such Loan; and


2.   Without the approval of the shareholders of the Company, no amendment shall
     (i) change the purpose of the Plan or the purposes for which Loans may be extended to Key Employees, (ii) increase materially the aggregate Loan limits established by Section 5 except as permitted therein, or (iii) change the definition of Key Executive for the purpose of expanding materially the eligibility of employees to receive Loans.


SECTION 8.  EFFECTIVE DATE OF PLAN


The Plan has been adopted by the Board, subject to approval of the shareholders of the Company. The Plan shall become effective when approved by the shareholders. It is the intention of the Board to submit the Plan for shareholder approval at the 1996 annual meeting of shareholders.

                                   EXHIBIT C



                         DIRECTORS' STOCK OPTION PLAN

                           Gilbert Associates, Inc.


                         DIRECTORS' STOCK OPTION PLAN



SECTION 1.  PURPOSE


The purpose of the Plan is to permit the granting of stock options to Directors at an exercise price less than market value at the date of grant as an alternative to the payment of directors' fees in cash, thereby advancing the interests of the Company by encouraging and enabling the acquisition of Common Stock by Directors, upon whose judgment and ability the Company depends for its long-term growth and development. Accordingly, the Plan is intended to promote a close identity of interests between the Company, its Directors and its shareholders, as well as to provide a means to attract and retain outstanding Directors.


SECTION 2.  EFFECTIVE DATE AND TERM OF PLAN


The Plan shall become effective upon such date as it may be approved by the shareholders of the Company and shall remain in effect for ten years from the date on which it is so approved or until termination by the Board whichever occurs first.


SECTION 3.  STOCK SUBJECT TO THE PLAN


There are authorized for issuance or delivery upon the exercise of options to be granted from time to time under the Plan an aggregate 50,000 shares of Common Stock, subject to adjustment as provided hereinafter in Section 6. Such shares may be, as a whole or in part, authorized but unissued shares, whether now or hereinafter authorized, or issued shares which have been reacquired by the Company. If any option issued under this Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the shares which have not been purchased thereunder shall again become available for the purposes of this Plan.

SECTION 4.  PLAN ADMINISTRATION


4.1 The Plan shall be administered by the Committee. The Committee shall be comprised of three or more members of the Board, all of whom shall be "disinterested persons" as defined in Rule 16(b)-3 under the Exchange Act.


4.2 Grants of stock options under the Plan and the amount and nature of the awards shall be automatic in accordance with Section 5. However, the Committee shall have full and final authority to interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other actions necessary and advisable for the administration of the Plan. The Committee may employ attorneys, consultants, accountants, and other persons. The Board, Committee, the Company, and its officers shall be entitled to rely upon the advice or opinion of such persons.


4.3 Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Committee shall be liable for any action taken or decision made in good faith relating to this Plan or any grant hereunder.


SECTION 5.  TERMS AND CONDITIONS OF STOCK OPTION AWARDS


Each option granted under the Plan shall be evidenced by a written award document, which document shall comply with and be subject to the following terms and conditions.


5.1 DIRECTORS' ELECTIONS AND OPTION GRANT DATES. Except as hereinafter provided, options shall be granted automatically on the date of the first meeting of the Board held following the Company's annual meeting of shareholders to any Director who has timely filed with the Company an election to receive a stock option in lieu of the Annual Retainer, or some portion thereof, to be earned by such Director in each Plan Year during which he or she shall serve as a Director.

5.2 OPTION FORMULA. The number of shares of Common stock subject to each option granted to any Director for a Plan Year shall be equal to the nearest number of whole shares determined in accordance with the following formula.


       Annual Retainer       =  Number of Shares
     -----------------------
     Fair Market Value minus
      Option Exercise Price


     No fractional shares shall be issued, nor shall cash payments be made in lieu of fractional shares.


5.3 OPTION EXERCISE PRICE. The Option Exercise Price for each option granted under the Plan shall be seventy-five percent (75%) of the Fair Market Value of shares of such Common Stock on the date the option is granted. "Fair Market Value" shall be the closing price of Common Stock as reported in The Wall Street Journal on the date of reference or, if no sale of such Common Stock is reported for such date, the next preceding day for which there is a reported sale.


5.4 TERM AND EXERCISE OF OPTION. Options may be exercised only by written notice to the Company. The Director shall arrange for payment, in cash or check payable to the Company, of the full exercise price for the shares as to which they are exercised. No option granted under the Plan may be exercised before the twelve-month anniversary of the date upon which it was granted; provided, however, that any option granted under the Plan shall become immediately exercisable upon the Director's death or Disability or upon a Change in Control of the Company. No option granted under the Plan shall be exercisable after the expiration of twenty years from the date upon which it is granted. Each option shall be subject to termination before its date of expiration as hereinafter provided in Sections 5.5 and 5.6.


5.5 TERMINATION OF DIRECTORSHIP. The rights of a Director in an option granted under the Plan shall not terminate upon such Director's termination as a Director for any reason (including retirement, death or Disability); provided, however, that if such termination occurs prior to a Change in Control of the Company, that portion of an option granted under the Plan which is attributable to any portion of an Annual Retainer which is not earned due to termination as a Director (for any reason) shall automatically abate and be cancelled.


5.6 DEATH OF A DIRECTOR. Any option granted to a Director and outstanding on the date of his or her death may be exercised by the administrator of such Director's estate, the executor under his or her will, or the person or persons to whom the option shall have been validly transferred by such executor or administrator pursuant to the will or laws of intestate succession, but not beyond the first to occur of (i) the expiration of twelve months from the date of the Director's death, or (ii) the specified expiration date of the option. Upon the first to occur of said two events, the option shall terminate.


SECTION 6.  CHANGES IN CAPITALIZATION


In the event of any change in the outstanding shares of Common Stock by reason of a stock dividend or split, recapitalization, merger or consolidation (whether or not the Company is a surviving corporation), reorganization, combination or exchange of shares or other similar Company changes or an extraordinary dividend pay back in cash or property, the number of shares of Common Stock (or other securities) then remaining subject to this Plan, and the maximum number of shares that may be issued, including those that are then covered by outstanding options, shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased and the Option Exercise Price for each share then covered by an outstanding options shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced and the Option Exercise Price for each share then covered by an outstanding option shall be proportionately increased.


SECTION 7.  WITHHOLDING TAXES


Whenever shares of Common Stock are to be issued or delivered, the Committee shall have the right, at or prior to the delivery of any certificate or certificate for shares, to require the recipient to remit to the Company, in the form of cash or check payable to the order of the Company, an amount sufficient to satisfy any withholding requirements with respect to federal, state and local income and employment taxes.

SECTION 8.  LIMITATION OF  RIGHTS


8.1 NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan, shall constitute evidence of any agreement or understanding, expressed or implied, that the Company will retain any person as a Director for any period of time, or at any particular rate of compensation.


8.2 NO STOCKHOLDERS' RIGHTS FOR OPTIONS. The holder of an option granted under the Plan shall have no rights as a stockholder with respect to the shares covered by his or her options until the date of the issuance to such holder of a stock certificate therefor, and no adjustments will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.


SECTION 9.  TRANSFERABILITY


9.1 Options are not transferable other than by will or the laws of intestate succession. No transfer by will or by the laws of intestate succession shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Director's will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.


9.2 Only the Director or his or her guardian, or in the event of death, his or her legal representative or beneficiary, may exercise options and receive deliveries of shares.


SECTION 10.  AMENDMENT, MODIFICATION AND TERMINATION


The Board, at any time, may terminate and in any respect amend or modify the Plan; provided, however, that no such action by the Board may, without approval of the Company's shareholders (except as otherwise provided in Section 6 and except where the Board has been advised by counsel that such approval is not required for purposes of Rule 16b-3 under the Exchange Act), (i) increase the total number of shares of common stock available under the Plan in the aggregate, (ii) extend the period during which any option may be exercised,
(iii) extend the term of the Plan, (iv) change the option price, or (v) alter the class of persons eligible to receive options. No amendment, modification or termination of the Plan shall in any manner adversely affect the rights of any person with respect to any option previously granted.


SECTION 11.  DEFINITIONS


11.1 "ANNUAL RETAINER" means the amount of fees which the Director will be entitled to receive during a Plan Year for serving as a Director or a member of one or more committees of the Board; provided, however, that if a Director elects to receive a stock option in lieu of only a portion of the Annual Retainer, the Annual Retainer for purposes of the foregoing formula shall equal the portion of the Annual Retainer so elected. For purposes of this Plan, "Annual Retainer" shall not include fees or expenses for attendance at meetings of the Board or any committee of the Board or for any other services to be provided to the Company.


11.2 "BOARD" means the Board of Directors of the Company.


11.3 "CHANGE IN CONTROL" means the first to occur of any one of the events described below:


     a. A tender offer or exchange offer is made whereby the effect of such offer is to take over and control the affairs of the Company and such offer is consummated for the ownership of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities.


     b. The Company is merged or consolidated with another corporation and, as a result of such merger or consolidation, less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Company other than affiliates within the meaning of the Exchange Act or any party to such merger or consolidation.


     c. The Company transfer substantially all of its assets to another corporation or entity that is not a wholly-owned subsidiary of the Company.

      d. Any person or group (as such terms are used in Sections 13(d)(3) and 14(d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities, and the effect of such ownership is to take over and control the affairs of the Company.


      e. The first day after the date this Plan is effective when directors are elected such that either a majority of the Board of Directors shall have been members thereof, respectively, for less than one (1) year, unless the nomination for election of each new director who was not a director of the Company at the beginning of such one (1) year period was approved by a vote of at least fifty percent (50%) of the directors of the Company then still in office who were directors at the beginning of such period.


      f. Any other event or series of events which, notwithstanding any other provisions of this definition, is determined by the Board to constitute a change in control of the Company for purposes of this Plan.


11.4 "COMMITTEE" means the Executive Development Committee of the Board, or any successor committee thereto.


11.5  "COMMON STOCK" means the shares of Class B common stock of the Company.


11.6  "COMPANY" means Gilbert Associates, Inc., a Delaware corporation.


11.7 "DIRECTOR" means a member of the Board who is not an employee of the Company.


11.8  "DISABILITY" means total and permanent disability.


11.9  "EXCHANGE ACT" means Exchange Act as defined in Section 11.3.


11.10 "FAIR MARKET VALUE" means Fair Market Value as defined in Section 5.3.

11.11 "OPTION EXERCISE PRICE" means the Option Exercise Price as defined in
      Section 5.3.


11.12 "PLAN" means the Gilbert Associates, Inc. Directors' Stock Option Plan.

                       CONFIDENTIAL VOTING INSTRUCTIONS
                           GILBERT ASSOCIATES, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING June 26, 1996.



      The undersigned hereby appoints TIMOTHY S. COBB and PAUL H. SNYDER, and each of them, with full power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of stockholders of Gilbert Associates, Inc. to be held on Wednesday, June 26, 1996, and at any adjournment thereof, and thereat to vote all shares of Class B Common Stock that the undersigned would possess if personally present.

Please complete this form on the reverse side, sign your name exactly as it appears above, and return it in the enclosed envelope to Bankers Trust Company.


                               (Continued and to be signed on the reverse side)

a. Election of Directors             PLEASE MARK YOUR CHOICE LIKE THIS [X] IN
                                        DARK INK AND SIGN AND DATE BELOW

[_]  VOTE FOR ALL              [_]  WITHHOLD FROM
     Except as marked [X] to        VOTING FOR ALL
     the contrary below

[_]       J.W. Boyer, Jr.            [_]       P.H. Snyder
    [_]   T.S. Cobb                       [_]  J.A. Sutton
[_]       D.E. Lyons                 [_]       D.K. Wilson, Jr.
    [_]   A.F. Smith


b.  Proposal to Approve the Adoption    For   Against  Abstain
    of the 1996 Long Term Incentive     [_]     [_]      [_]
    Plan

c.  Proposal to Approve the Adoption    For   Against  Abstain
    of the Stock Purchase Assistance    [_]     [_]      [_]
    Plan

d.  Proposal to Approve the Adoption    For   Against  Abstain
    of the Directors' Stock Option      [_]     [_]      [_]
    Plan

e.  Proposal to Amend the Certificate   For   Against  Abstain
    of Incorporation to Authorize the  [_]     [_]      [_]
    Issuance of Preferred Stock

f.  Proposal to Amend the Certificate   For   Against  Abstain
    of Incorporation to reduce the      [_]     [_]      [_]
    Number of Authorized Shares of
    Gilbert Associates, Inc. Stock

g.  Proposal to Ratify the Board of     For   Against  Abstain
    Directors' Selection of Arthur      [_]     [_]      [_]
    Anderson LLP as Independent
    Auditors for the Year 1996

- -----------------------------------          ----------------
SIGNATURE OF STOCKHOLDER                     DATE